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                             The Govett Funds, Inc.






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Nationally Distributed by Van Kampen American Capital Distributors, Inc.

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  LETTER TO SHAREHOLDERS

February 16, 1996

Dear Shareholder:
  1995 was an interesting year for investors worldwide, as financial markets in the United States experienced significant growth and overseas economies faced challenges.
  In the United States, the market had anticipated an overheating of the economy and a possible "hard landing" which drove down long bond prices. As it turned out, bond prices rallied in the U.S. and overseas, as investors recognized that a hard landing was not occurring and that, in fact, deflation rather than inflation was likely. As the global markets enter 1996, bond prices have apparently stabilized under this scenario, while the equity markets have not yet fully reflected these conditions.
  In the United Kingdom, Chancellor of the Exchequer Kenneth Clarke continued to take a tough fiscal stance, matching a L3.1 billion tax cut by a L3.25 billion spending cut. During most of the year, the British economy slowed: inventories rose, housing construction stagnated, and exports to Europe remained in the doldrums. However, consumer spending appeared to strengthen during the third quarter. This development tends to confirm the continued integrity of the U.K. economy and to reinforce the possibility that short-term interest rates can be further eased without weakening the pound Sterling. We expect gross domestic product (GDP) growth of around 2.7 percent in 1996.
  In order to meet the deficit targets set by the Maastricht Treaty, European fiscal policies in 1995 were generally too tight to allow significant economic growth. Monetary conditions were also tied to the tight policy of the German Bundesbank, driven by fears about wage inflation in Germany. The German third-quarter GDP was flat, as domestic sales fell and inventories rose. Then, at the beginning of 1996, the Bundesbank cut the discount rate by fifty basis points to 3 percent. The GDP news may reinforce the Bundesbank's confidence in its ability to reduce short term interest rates further in 1996. These cuts, together with income tax cuts that became effective this January, should result in an economic growth rate in Germany of about 2 percent in 1996.
  In Japan, there are signs that economic activity is bottoming out. Retail sales have begun to grow at an annual rate of one percent, showing some improvement in consumer confidence. Similarly, profits are beginning to turn around as the weakening yen begins to make Japanese products more competitive worldwide. We believe that GDP in Japan could grow by approximately
2.5 percent in 1996.
  Elsewhere in the Pacific Rim, stock market performance has been lackluster. The latest selloff occurred largely in response to tighter domestic monetary policies, although the circumstances conducive to a selloff -- budget deficits and fears of the economy overheating -- have been present since last year. Although interest rates in some countries, such as Malaysia and the Philippines, may rise further, interest rates may have peaked elsewhere, Hong Kong and Singapore in particular.
  Recent news from Latin America suggests that these economies may see some revival in 1996. The unemployment rate in Argentina has dropped, while the Mexican trade surplus came close to a record high in October. There are also signs that growth rates in Brazil and Chile are slowing to levels more compatible with lower inflation. Therefore we are hopeful that monetary conditions in this region will ease in 1996. However, unlike the Pacific Rim markets, capital flows in Latin America are dominated by short-term speculative needs. As a result, these countries are less able to pursue independent monetary policies and are more susceptible to the direction of U.S. monetary policy.

Peter Pejacsevich
CHIEF INVESTMENT OFFICER
JOHN GOVETT & CO. LIMITED

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  PORTFOLIO MANAGEMENT REVIEW

GOVETT INTERNATIONAL
EQUITY FUND

  THE FOLLOWING IS AN INTERVIEW WITH GARETH L. WATTS, PORTFOLIO MANAGER OF THE GOVETT INTERNATIONAL EQUITY FUND.

Q. WHAT MARKET CONDITIONS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE DURING 1995?

A. 1995 was a relatively mixed year for overseas markets. As measured by the Morgan Stanley Capital International EAFE Index, a broad-based, unmanaged index that reflects the performance of major world equity markets, these markets moved ahead by 8.1 percent overall, a return significantly behind the 37.45 percent in the U.S. market as measured by the Standard & Poor's 500 Composite Stock Price Index. In general, while some markets moved ahead strongly--although none approached the vigor of the U.S. market--others experienced significant declines.
  European markets rose overall by 18.5 percent over the year (adjusted for U.S. dollars), led by a gain of 42.9 percent in Switzerland, 25.8 percent in the Netherlands, and 25.2 percent in Spain. The French market, by contrast, managed a gain of only 9.7 percent, while in Italy, equities actually lost ground by falling 1.6 percent.
  The Japanese market (which at year-end made up 40.9 percent of the EAFE Index), lost 2.1 percent over the year, as the economy failed to show any tangible signs of recovery. The yen roared ahead in the early part of 1995, at one time reaching around 80 yen to the dollar before falling back to 103 yen to the dollar at year-end.
  Emerging markets generally lost ground, partly as a result of the Mexican crisis earlier in the year. Although the Mexican market actually advanced by
17.0 percent in local currency terms, the collapse of the peso translated these returns to a dollar-adjusted loss of 25.2 percent. Over the same period, the Brazilian market fell by 14.0 percent (dollar-adjusted), while the Argentinian market rose by a modest 2.4 percent. Far Eastern markets were mixed, with returns ranging from advances of 23.1 percent in Hong Kong (by far the best performing market in the region), and 6.0 percent in Indonesia, to a decline of
30.1 percent in Taiwan.

Q. HOW DID YOU POSITION THE FUND IN RESPONSE TO THESE EVENTS?

A. The Fund benefited from its general overweighting in European markets, particularly Netherlands and Switzerland earlier in the year. The Fund also benefited from a partial currency hedge taken out at 82 yen to the dollar at mid-year. This hedge protected the Fund from currency depreciation while taking advantage of a recovery in the domestic Japanese market.
  We eliminated the Fund's exposure to Latin America at the time of the Mexican crisis, avoiding these markets' underperformance. Later in the year, we invested cautiously in Latin American stocks.
  The emerging markets content of the Fund -- particularly Far Eastern stocks -- increased towards year-end, and further additions were made in the early days of 1996. These markets appear set to benefit from anticipated monetary easing in the U.S. and from international investors seeking to find attractive markets that had lagged in 1995. At December 31, the Fund's weighting in the Far East (excluding Japan) had risen to 18.7 percent of its total assets, and in Latin America to 1.9 percent. In addition, 0.3 percent was held in other emerging markets.
  We reduced the U.K. content of the Fund to 18.0 percent toward year-end as a result of increasing political uncertainty, while making modest reductions in holdings of stocks in other European countries. Exposure to the Japanese market rose to 27 percent, with a proportion of the resulting yen exposure hedged back to U.S. dollars.
  At year-end, the Fund's largest holdings included Overseas Union Bank in Singapore (1.79 percent of the Fund's total net assets), Commerzbank in Germany (1.37 percent), and Philips Electronics in the Netherlands (1.26 percent).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  FUND'S COUNTRY ALLOCATIONS
Percentage of Total Net Assets
as of December 31, 1995
Japan                               27.0%
Far East (ex-Japan)                 18.0%
United Kingdom                      18.0%
Germany                              7.2%
Switzerland                          5.8%
Netherlands                          5.7%
France                               5.4%
Sweden                               5.0%
Other                                7.9%

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?

A. The Fund achieved a total return at net asset value (without a Class A front-end sales charge) of 11.01 percent. When maximum front-end sales charges of 4.95 percent are taken into consideration, the Fund achieved a total return of 5.51 percent. Both total return calculations include reinvestment of a capital gains distribution of $0.01 per share. By comparison, the EAFE Index achieved a total return of 11.55 percent for the same period. The Index does not include any commission or fees that would be paid by an investor purchasing the securities it represents. From inception on January 7, 1992 through December 31, 1995, the Fund had an average annual total return of 10.46 percent at net asset value and 9.07 percent when maximum front-end sales charges are taken into account. As described in the financial statements and the accompanying notes, in 1995 the Manager (and in prior years the Distributor) absorbed a portion of the Fund's expenses. If these expenses had not been absorbed, the reported total returns of the Fund would have been lower.
  The Fund benefited during the year from its relatively high European weighting, the yen hedge and from individual stock performance. Technology stocks fared well across the globe, for instance, and a number of the Fund's holdings in this area moved ahead strongly as a result.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 CHANGE IN VALUE OF A $10,000 INVESTMENT IN
Govett International Equity Fund vs.
MSCI EAFE Index
1/7/92-12/31/95
Fund's Total Return at MOP
1 Year Avg. Annual = 5.51%
3 Year Avg. Annual = 14.30%
Inception Avg. Annual = 9.07%
                                                Govett International Equity Fund      Morgan Stanley Capital
                                                       at Maximum Offering Price    International EAFE Index
1/7/92                                                                     9,506                      10,000
6/92                                                                       9,582                       8,730
12/92                                                                      9,000                       8,437
6/93                                                                      11,108                      10,311
12/93                                                                     13,905                      11,215
6/94                                                                      13,285                      12,114
12/94                                                                     12,732                      12,481
6/95                                                                      13,221                      12,835
12/95                                                                     14,134                      13,936

 CHANGE IN VALUE OF A $10,000 INVESTMENT IN
Govett International Equity Fund vs.
MSCI EAFE Index
1/7/92-12/31/95
Fund's Total Return at MOP
1 Year Avg. Annual = 5.51%
3 Year Avg. Annual = 14.30%
Inception Avg. Annual = 9.07%
                                                Govett International Equity Fund
                                                              at Net Asset Value
1/7/92                                                                    10,000
6/92                                                                      10,080
12/92                                                                      9,468
6/93                                                                      11,685
12/93                                                                     14,628
6/94                                                                      13,976
12/94                                                                     13,394
6/95                                                                      13,908
12/95                                                                     14,869

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX IS A BROAD-BASED UNMANAGED INDEX THAT REPRESENTS THE GENERAL PERFORMANCE OF INTERNATIONAL EQUITY MARKETS. IT DOES NOT INCLUDE ANY COMMISSIONS OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. ALL SALES CHARGES AND ALL OTHER FEES AND EXPENSES ARE INCLUDED IN THE PERFORMANCE SHOWN FOR GOVETT INTERNATIONAL EQUITY FUND SHARES WITH ENDING VALUE OF $14,134. IN ADDITION, SINCE INVESTORS PURCHASE SHARES OF THE FUND WITH VARYING SALES CHARGES DEPENDING PRIMARILY ON VOLUME PURCHASED, THE FUND'S PERFORMANCE AT NET ASSET VALUE ALSO IS SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Q. LOOKING TOWARD 1996, WHAT IS YOUR OUTLOOK FOR THE GLOBAL EQUITY MARKETS AND FOR THE FUND?

A. Assuming that monetary policymakers around the world continue to focus on controlling inflation, equity markets should benefit from a stable interest rate environment and ongoing growth. Barring negative surprises, international markets, having lagged the U.S. growth rate in 1995, should again become the focus of attention for many investors.

Gareth L. Watts
PORTFOLIO MANAGER
GOVETT INTERNATIONAL EQUITY FUND

GOVETT EMERGING
MARKETS FUND

  THE FOLLOWING IS AN INTERVIEW WITH RACHAEL MAUNDER, PORTFOLIO MANAGER OF THE GOVETT EMERGING MARKETS FUND.

Q. WHAT MARKET CONDITIONS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE DURING 1995?

A. Once again, the dominant force driving emerging markets' performance in 1995 was the trend in U.S. interest rates. Fears of excessive economic growth fueling inflationary pressure resulted in a tight monetary stance in the U.S. during the first quarter. This position contributed to poor performance in virtually all Asian and Latin American markets which are sensitive to U.S. interest rates, and to the relative strength of markets in Africa and the Middle East, which are not sensitive to U.S. interest rates.
  The other major force contributing to first quarter weakness in emerging markets was the effect of the devaluation of the Mexican peso on December 20, 1994. This event continued to negatively affect investor sentiment not only towards Mexico but towards other Latin American markets, particularly Brazil and Argentina.
  During the year it became increasingly apparent that the pace of U.S. economic activity had been overestimated. This realization paved the way for a more relaxed monetary policy in the U.S. and in Europe. The turnaround in U.S. interest rates, combined with U.S.-led aid packages for Mexico and Argentina, triggered significant rallies in both Latin American and Asian markets.
  Although there was some consolidation during the third and fourth quarters, investors began to focus on stronger prospects for emerging markets in 1996. Much of the developing positive picture centered on the more supportive interest rate environment, as the U.S. bond market rallied to the levels of late 1993. The very attractive valuation levels of the equity markets boosted this new set of perceptions.

Q. HOW DID YOU POSITION THE FUND IN RESPONSE TO THESE EVENTS?

A. The Fund held an underweight position in Latin America for much of the first half of 1995, when the problems associated with the Mexican devaluation continued to undermine confidence in these markets. Investments were focused instead on markets such as South Africa and

Turkey which are not sensitive to the U.S. dollar. We also favored Israel, where improvements in the domestic economy and progress in Middle East peace talks drove performance. Toward the end of the first quarter, however, the exposure to some U.S. dollar-sensitive markets which had fallen to oversold levels, was increased. Most notably, we made further investments in Thailand and Malaysia.
  Towards the end of the second quarter, the Turkish positions were sold completely, after nearly doubling in value. These assets were redeployed in Latin American markets, particularly Mexico, Argentina and Colombia, as prices grew more attractive and the economic outlook improved.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 FUND...S COUNTRY ALLOCATIONS
Percentage of Total Net Assets
as of December 31, 1995
Brazil                              12.8%
Hong Kong                            8.8%
Mexico                               8.1%
Thailand                             6.5%
Argentina                            6.5%
Singapore                            6.4%
South Africa                         5.7%
South Korea                          5.6%
Malaysia                             5.4%
Chili                                4.2%
India                                4.1%
Other                               25.9%

Q. HOW DID THE FUND PERFORM DURING 1995?

A. 1995 proved to be a disappointing year for investments in emerging markets, as reflected in the Fund's performance which registered a decline of 7.92 percent at net asset value (without a Class A front-end sales charge). When maximum sales charges of 4.95 percent are taken into consideration, the Fund achieved a total return of -12.46 percent. Both total return calculations include reinvestment of a capital gains distribution of $0.01. However, the Fund's broad diversification across markets and countries helped protect it from some of the worst volatility, and as a result the Fund fared significantly better than the Morgan Stanley Capital International Emerging Markets Index, a broad-based unmanaged index that reflects the performance of equity markets in emerging markets countries, which fell by 10.9. The Index does not include any commission or fees that would be paid by an investor purchasing the securities it represents. From inception on January 7, 1992 through December 31, 1995, the Fund had an average annual total return of 11.62 percent at net asset value and
10.62 percent when maximum front-end sales charges are taken into account. As described in the financial statements and the accompanying notes, in 1995 the Manager (and in prior years the Distributor) absorbed a portion of the Fund's expenses. If these expenses had not been absorbed, the reported total returns of each Fund would have been lower.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 CHANGE IN VALUE OF A $10,000 INVESTMENT IN
Govett Emerging Markets Fund vs.
MSCI Emerging Markets Index
1/7/92-12/31/95
Fund's Total Return at MOP
1 Year Avg. Annual = (12.46%)
3 Year Avg. Annual = 11.27%
Inception Avg. Annual = 10.21%
                                                 Govett Emerging Markets Fund                  Morgan Stanley Capital
                                                    at Maximum Offering Price    International Emerging Markets Index
1/7/1992                                                                 9505                                   10000
6/92                                                                    10475                                    9838
12/92                                                                   10162                                    9784
6/93                                                                    12433                                   10928
12/93                                                                   18315                                   16193
6/94                                                                    15966                                   14904
12/94                                                                   15997                                   17048
6/95                                                                    15179                                   15769
12/95                                                                  14,731                                   15215

 CHANGE IN VALUE OF A $10,000 INVESTMENT IN
Govett Emerging Markets Fund vs.
MSCI Emerging Markets Index
1/7/92-12/31/95
Fund's Total Return at MOP
1 Year Avg. Annual = (12.46%)
3 Year Avg. Annual = 11.27%
Inception Avg. Annual = 10.21%
                                                 Govett Emerging Markets Fund
                                                           at Net Asset Value
1/7/1992                                                                10000
6/92                                                                    11020
12/92                                                                   10690
6/93                                                                    13080
12/93                                                                   19267
6/94                                                                    16796
12/94                                                                   16829
6/95                                                                    15968
12/95                                                                   15497

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS INDEX IS A BROAD-BASED UNMANAGED INDEX THAT REPRESENTS THE GENERAL PERFORMANCE OF EQUITY MARKETS IN EMERGING MARKETS COUNTRIES. IT DOES NOT INCLUDE ANY COMMISSIONS OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. ALL SALES CHARGES AND ALL OTHER FEES AND EXPENSES ARE INCLUDED IN THE PERFORMANCE SHOWN FOR GOVETT EMERGING MARKETS FUND SHARES WITH ENDING VALUE OF $14,731. IN ADDITION, SINCE INVESTORS PURCHASE SHARES OF THE FUND WITH VARYING SALES CHARGES DEPENDING PRIMARILY ON VOLUME PURCHASED, THE FUND'S PERFORMANCE AT NET ASSET VALUE ALSO IS SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUNDS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Q. LOOKING TOWARD 1996, WHAT IS YOUR OUTLOOK FOR THE GLOBAL MARKETS AND FOR THE FUND?

A. Following two years of disappointing performance, emerging markets appear to be poised for a stronger period in 1996. Stock prices moved toward the bottom of their historic ranges. When one takes into account the scope for recovery in economic activity in Mexico and Argentina in 1996, and an acceleration elsewhere, stock values appear even more attractive. Moreover, while the rally in the U.S. bond market has not yet been fully reflected in the level of domestic interest rates in many emerging markets, there are nevertheless clear indicators of the potential for a more accommodating monetary policy in many regions.
  In anticipation of a recovery in emerging markets in 1996, we made significant investments in certain areas, particularly in Latin America, where there appears to be the possibility for a sharp rally from the depressed levels reached in 1995, particularly in view of these markets' position as beneficiaries of reduced interest rates in the U.S. In Asia, we concentrated on markets such as Thailand, where there appears to be some room for interest rates to ease. The Fund also invested in Korea and Taiwan, where political concerns during 1995 held back the equity markets despite strengthening economic indicators.
  These purchases were financed by reducing cash and by taking profits in the South African equity market, which appears fully valued. Sales have also been made in Greece, where the uncertainty regarding the Prime Minister's health depressed the equity market.

Rachael E. Maunder
PORTFOLIO MANAGER
GOVETT EMERGING MARKETS FUND

GOVETT SMALLER COMPANIES FUND

  THE FOLLOWING IS AN INTERVIEW WITH JEFF BERNSTEIN, PORTFOLIO MANAGER OF THE GOVETT SMALLER COMPANIES FUND. MR. BERNSTEIN TOOK OVER AS PORTFOLIO MANAGER EFFECTIVE DECEMBER 30, 1995, FOLLOWING GARRETT VAN WAGONER'S DEPARTURE.

Q. WHAT WERE THE KEY FACTORS THAT CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE DURING 1995?

A. On the whole, the Fund experienced optimal market conditions in 1995, and it was correctly focused on the highest growth areas. At the beginning of the year, investors felt general uncertainty regarding the economy, focusing on the U.S. dollar, interest rates, and the federal budget deficit. In response, the Fund concentrated on companies with the strongest potential to exceed earnings estimates. Opportunities for continued strong growth in the semiconductor and communications industries made these sectors particularly attractive. The Fund was well rewarded for maintaining its holdings in these sectors, as the U.S. economy experienced a "soft landing" and recession was averted. After a half-year of inaction, as inflation continued to be low, the Federal Reserve Board apparently began to perceive that the economy was struggling, and eased credit. Growth in the U.S. as measured by gross domestic product, was volatile and unpredictable throughout most of the year, contributed to uncertainty in the financial markets.

Q. WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE YEAR?

A. The Fund made one critical investment transition during 1995. Having started the year with a significant overweighting in the semiconductor industry, the Fund took profits in the unprecedented rally in these companies' share prices. Assets were shifted into the emerging Internet sector in late summer and early fall, as networking, communications and Internet stocks began to outperform semiconductor stocks in the last quarter.

Q. WHAT SECTORS PROVED TO BE MOST BENEFICIAL FOR THE FUND?

A. The Fund experienced its greatest gains from technology stocks, followed by stocks of financial institutions due to favorable interest rates and takeover speculation. However, we do not view small banks and savings and loans as growth companies, and we do not currently intend to overweight the Fund's investments in these areas in 1996. Positive trends in interest rates are forecast, and we see the restructuring in the insurance industry as providing interesting opportunities. Retail stocks performed poorly, and the Fund benefited from its lack of exposure to retail companies. We anticipate the high consumer debt and marginal income gains should continue to dampen the retail market, and we currently intend to continue to be underweighted in this sector.

Q. HOW DID THE FUND PERFORM IN 1995?

A. The Fund achieved a total return at net asset value (without a Class A front-end sales charge) of 69.08 percent. When maximum front-end sales charges of 4.95 percent are taken into consideration, the Fund achieved a total return of 60.73 percent. Both total return calculations include reinvestment of dividends and capital gains distributions of $2.125 per share. By comparison, the NASDAQ Composite Index, a broad-based, unmanaged index that reflects the performance of smaller companies, achieved a total return of 39.92 percent for the same period. The Index does not include any commission or fees that would be paid by an investor purchasing the securities it represents. From inception on January 1, 1993 through December 31, 1995, the Fund had an average annual total return of 51.08 percent at net asset value and 48.55 percent when maximum front-end sales charges are taken into account. As described in the financial statements and the accompanying notes, in 1995 the Manager (and in prior years the Distributor) absorbed a portion of the Fund's expenses. If these expenses had not been absorbed, the reported total returns of each Fund would have been lower.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 CHANGE IN VALUE OF A $10,000 INVESTMENT IN
Govett Smaller Companies Fund vs.
NASDAQ Composite Index
1/1/93-12/31/95
Fund's Total Return at MOP
1 Year Avg. Annual = 60.73%
3 Year Avg. Annual = 48.55%
Inception Avg. Annual = 48.55%
                                                  Govett Smaller Companies Fund       NASDAQ Composite
                                                      at Maximum Offering Price                  Index
1/1/93                                                                     9506                  10000
6/93                                                                      12091                  10395
12/93                                                                     15067                  11475
6/94                                                                      14971                  10431
12/94                                                                     19387                  11105
6/95                                                                      25470                  13789
12/95                                                                     19397                  15341

 CHANGE IN VALUE OF A $10,000 INVESTMENT IN
Govett Smaller Companies Fund vs.
NASDAQ Composite Index
1/1/93-12/31/95
Fund's Total Return at MOP
1 Year Avg. Annual = 60.73%
3 Year Avg. Annual = 48.55%
Inception Avg. Annual = 48.55%
                                                  Govett Smaller Companies Fund
                                                             at Net Asset Value
1/1/93                                                                    10000
6/93                                                                      12720
12/93                                                                     15850
6/94                                                                      15750
12/94                                                                     20395
6/95                                                                      26794
12/95                                                                     34483

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE NASDAQ COMPOSITE INDEX IS A BROAD-BASED UNMANAGED INDEX THAT REPRESENTS THE GENERAL PERFORMANCE OF THE STOCKS OF SMALLER COMPANIES. IT DOES NOT INCLUDE ANY COMMISSIONS OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. ALL SALES CHARGES AND ALL OTHER FEES AND EXPENSES ARE INCLUDED IN THE PERFORMANCE SHOWN FOR GOVETT SMALLER COMPANIES FUND SHARES WITH ENDING VALUE OF $32,779. IN ADDITION, SINCE INVESTORS PURCHASE SHARES OF THE FUND WITH VARYING SALES CHARGES DEPENDING PRIMARILY ON VOLUME PURCHASED, THE FUND'S PERFORMANCE AT NET ASSET VALUE ALSO IS SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUNDS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Q. WHAT IS THE OUTLOOK FOR SMALLER COMPANIES IN THE NEXT SIX MONTHS?

A. Investors' fears about earnings will continue to influence smaller companies' stock prices. Nevertheless, smaller companies as well as large corporations should eventually benefit from declining interest rates and orderly economic growth. The next six months should represent a classic stock pickers' market. The Fund will continue to focus on identifying and holding shares of companies with the highest earnings growth and most exciting business prospects.

Jeff Bernstein
PORTFOLIO MANAGER
GOVETT SMALLER COMPANIES FUND

GOVETT PACIFIC STRATEGY FUND

  THE FOLLOWING IS AN INTERVIEW WITH PETER ROBSON, PORTFOLIO MANAGER OF THE GOVETT PACIFIC STRATEGY FUND.

Q. WHAT MARKET CONDITIONS HAD THE GREATEST EFFECT ON THE FUND'S PERFORMANCE IN 1995?

A. In 1995, after many years of rapid growth in Asia, many of the more immature Asian economies started suffering from accelerating inflation and a deteriorating trade balance. Malaysia, Thailand and Indonesia felt the brunt of these trends, but Taiwan and South Korea also experienced a sharp deterioration in their trade balances. The central banks of these countries raised interest rates and imposed fiscal and credit controls to reduce private sector expenditures. Compounding the problem of an overheating economy, political uncertainties unsettled a number of the region's stock markets. In particular, the South Korean bribery scandal affected several very senior business figures and an ex-President. Taiwan's relations with China deteriorated, climaxing with a series of Chinese missile tests off the Taiwanese coast. In Thailand, the newly elected coalition government failed to win credibility in the eyes of local and foreign investors, who felt that the country's economic problems would not be addressed rapidly enough.
  The poor performance in the more immature markets starkly contrasted with the sharp revival in fortunes for the more developed markets of Hong Kong and Australia. These markets, which are more sensitive to U.S. interest rate movements, benefited from the yield contraction which affected U.S. bonds.
  The difficult time experienced by the Japanese economy vindicated the Fund's significant underweighting in this market over the past two years. However, signs are beginning to emerge indicating that the bulk of the bad debt problem plaguing the Japanese banking system has been eradicated and that some growth is returning.

Q. HOW DID YOU POSITION THE FUND IN RESPONSE TO THESE EVENTS?

A. The Fund took the opportunity to raise its exposure significantly to the Hong Kong market early in 1995, switching out of the North East Asia markets of Taiwan and South Korea. In Australia, the Fund benefited from a shift from an overweighting in the commodity sector into the industrial sector.

  Over the third quarter, the Fund maintained a substantial cash position of around ten percent. These assets were reinvested during the fourth quarter in Malaysian, Thai and Japanese stocks, as these markets bottomed in anticipation of a rally in the new year.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 FUND...S COUNTRY ALLOCATIONS
Percentage of Total Net Assets
as of December 31, 1995
Japan                               23.7%
Hong Kong                           16.7%
Thailand                            11.5%
Malaysia                            10.1%
Singapore                            9.8%
South Korea                          6.3%
Taiwan                               4.5%
Australia                            4.5%
China                                3.1%
Indonesia                            2.4%
Philippines                          1.9%
India & Pakistan                     1.2%
Other                                4.3%

Q. HOW DID THE FUND PERFORM IN 1995?

A. The Fund achieved a total return at net asset value (without a Class A front-end sales charge) of -2.96 percent. When maximum front-end sales charges of 4.95 percent are taken into consideration, the Fund achieved a total return of -7.78 percent. By comparison, the Morgan Stanley Capital International Pacific Index, a broad-based, unmanaged index that is believed to reflect the performance of equity markets in the Pacific Rim, achieved a total return of
1.76 percent for the same period. The Index does not include any commission or fees that would be paid by an investor purchasing the securities it represents. From inception on January 1, 1994 through December 31, 1995, the Fund had an average annual total return of -7.64 percent at net asset value and -9.95 percent when maximum front-end sales charges are taken into account. As described in the financial statements and the accompanying notes, in 1995 the Manager (and in prior years the Distributor) absorbed a portion of the Fund's expenses. If these expenses had not been absorbed, the reported total returns of each Fund would have been lower.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 CHANGE IN VALUE OF A $10,000 INVESTMENT IN
Govett Pacific Strategy Fund vs.
the MSCI Pacific Index
1/1/94-12/31/95
Fund's Total Return at MOP
1 Year Avg. Annual = -7.78%
3 Year Avg. Annual = NA
Inception Avg. Annual = -9.95%
                                               Govett Pacific Strategy Fund   MSCI Pacific   Govett Pacific Strategy Fund
                                                  at Maximum Offering Price          Index             at Net Asset Value
1/1/94                                                                 9506          10000                          10000
6/94                                                                   8527           8442                           8970
12/94                                                                  8356           8547                           8790
6/95                                                                   7994           9161                           8410
12/95                                                                  8356           9690                           8540

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE MORGAN STANLEY CAPITAL INTERNATIONAL PACIFIC INDEX IS A BROAD-BASED, UNMANAGED INDEX THAT REPRESENTS THE GENERAL STOCK MARKET PERFORMANCE IN THE PACIFIC RIM. IT DOES NOT INCLUDE ANY COMMISSIONS OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. ALL SALES CHARGES AND ALL OTHER FEES AND EXPENSES ARE INCLUDED IN THE PERFORMANCE SHOWN FOR GOVETT PACIFIC STRATEGY FUND SHARES WITH ENDING VALUE OF $8,118. IN ADDITION, SINCE INVESTORS PURCHASE SHARES OF THE FUND WITH VARYING SALES CHARGES DEPENDING PRIMARILY ON VOLUME PURCHASED, THE FUND'S PERFORMANCE AT NET ASSET VALUE ALSO IS SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUNDS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Q. LOOKING TOWARDS 1996, WHAT IS YOUR OUTLOOK FOR THE GLOBAL EQUITY MARKETS AND FOR THE FUND?

A. During 1995 global equity and bond markets were dominated by strong performances in the U.S. and European markets. We believe that in 1996 leadership may shift markedly from these markets to those of the Pacific Basin and other emerging markets.
  We believe that Japan is likely to see a pick-up in real economic growth for the first time since the early nineties, as the problems of the banking system are resolved and consumer confidence returns. Given this improved outlook, the Fund intends to have significant exposure to this market over the coming year, focusing on areas that should benefit from a resurgence in domestic demand. Elsewhere in the Pacific region we expect that those economies which had to contend with a serious deterioration in their trade balance during 1995 will see some improvement in 1996, and consequently will experience some relaxation in the tight monetary environment currently prevailing. Markets to which this scenario applies include Taiwan, Thailand, Malaysia and the Philippines. The loosening of monetary policy should also help support the underlying markets in 1996.
  The more mature markets of Australia and Hong Kong are likely to lag the smaller markets and we expect that the Fund will have a low weighting of Australian securities, and will further switch its exposure in Hong Kong towards stock that is interrelated with the mainland Chinese economy.
  In general, stock values are in the middle in relation to their historic trading ranges. As the markets focus on the potential for renewed economic activity in the region in 1996 and 1997, we expect stock prices to rise.

Peter N. Robson
PORTFOLIO MANAGER
GOVETT PACIFIC STRATEGY FUND

GOVETT LATIN AMERICA FUND

  THE FOLLOWING IS AN INTERVIEW WITH CAROLINE LANE, THE PORTFOLIO MANAGER OF THE GOVETT LATIN AMERICA FUND.

Q. WHAT MARKET CONDITIONS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE DURING 1995?

A. 1995 was a turbulent year for markets in Latin America, following the currency devaluation and the continuing economic crisis that hit Mexico in December 1994. In spite of a significant rescue package from the U.S. government and the International Monetary Fund (IMF), foreign investor sentiment turned against Mexico and the whole region. Investment outflows followed, paving the way for a significant squeeze on credit and sharply rising interest rates.
  Argentina suffered most as a result of the Mexican problems. Reserves fell sharply as the government fought to maintain the exchange rate pegging the Argentine Peso to the U.S. dollar, until the government was forced to turn to the IMF for emergency funds. However, this action did not prevent a significant slowdown in the economy, which was exacerbated by political infighting.
  Regional sentiment has negatively affected the Brazilian market. Nevertheless, the progress of reform, while generally better than expected, has been slow due to the exhaustive process of passing legislation through the Congress. The prospects for privatization, which changed almost daily, were also a key factor in the market's poor performance.
  Following the currency devaluation in Mexico, interest rates and inflation rose dramatically as the exchange rate fell to a low of 8.30 pesos to the dollar in October, from 3.46 pesos to the dollar in December, 1994. The exchange rate has now stabilized at around 7.50 pesos to the dollar, but the government faces a battle to get the economy back on its feet, with significant unemployment and the possibility of social unrest looming.

Q. HOW DID YOU POSITION THE FUND IN RESPONSE TO THESE EVENTS?

A. We maintained a cautious stance throughout most of 1995, as uncertainty continued, maintaining a comparatively higher cash position. We immediately reduced the Fund's exposure to Mexico at the beginning of 1995, gradually extending into this market as appropriate to take advantage of lower prices.

  We maintained a defensive position toward Argentina for most of the period. Investments there have primarily focused on utilities and the energy sector, where profits have been related to world commodity prices. We have been optimistic about the prospects for Brazil throughout 1995, but we have relied on stock selection for performance. An overweight position in Chile and Peru coincided with the reduction of Mexican holdings at the beginning of the year, but assets have been switched during the second half in order to finance increasing investment in Mexico. The Fund is currently fully invested in order to carry our positive view of the Latin American market.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 FUND...S COUNTRY ALLOCATIONS
Percentage of Total Net Assets
as of December 31, 1995
Brazil                              33.5%
Mexico                              26.9%
Chile                               11.7%
Argentina                           11.2%
Peru                                 5.0%
Columbia                             4.0%
Uruguay                              2.1%
Ecuador                              1.4%
Other                                4.2%

Q. HOW DID THE FUND PERFORM IN 1995?

A. The Fund achieved a total return at net asset value (without a Class A front-end sales charge) of -18.38 percent. When maximum front-end sales charges of 4.95 percent are taken into consideration, the Fund achieved a total return of -22.41 percent. By comparison, the Morgan Stanley Capital International Latin America Index, a broad-based, unmanaged index that reflects the performance of equity markets in the Latin America region, achieved a total return of -15.77 percent for the same period. The Index does not include any commission or fees that would be paid by an investor purchasing the securities it represents. From inception on March 7, 1994 through December 31, 1995, the Fund had an average annual total return of -19.21 percent at net asset value and -21.43 percent when maximum front-end sales charges are taken into account. As described in the financial statements and the accompanying notes, in 1995 the Manager (and in prior years the Distributor) absorbed a portion of the Funds' expenses. If these expenses had not been absorbed, the reported total returns of each Fund would have been lower.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 CHANGE IN VALUE OF A $10,000 INVESTMENT IN
Govett Latin American Fund vs.
the MSCI Latin America Index
3/7/94-12/31/95
Fund's Total Return at MOP
1 Year Avg. Annual = -22.41%
3 Year Avg. Annual = NA
Inception Avg. Annual = -21.43%
                                                 Govett Latin American Fund     MSCI Latin America     Govett Latin American Fund
                                                  at Maximum Offering Price                  Index             at Net Asset Value
3/7/94                                                                 9506                  10000                          10000
6/94                                                                   7918                   8435                           8330
12/94                                                                  7895                   8769                           8306
6/95                                                                   6334                   7468                           6664
12/95                                                                  7895                   7387                           6780

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE MORGAN STANLEY CAPITAL INTERNATIONAL LATIN AMERICA INDEX IS A BROAD-BASED, UNMANAGED INDEX THAT REPRESENTS THE GENERAL PERFORMANCE OF EQUITY MARKETS IN THE LATIN AMERICA REGION. IT DOES NOT INCLUDE ANY COMMISSIONS OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. ALL SALES CHARGES AND ALL OTHER FEES AND EXPENSES ARE INCLUDED IN THE PERFORMANCE SHOWN FOR GOVETT LATIN AMERICAN FUND SHARES WITH ENDING VALUE OF $6,444. IN ADDITION, SINCE INVESTORS PURCHASE SHARES OF THE FUND WITH VARYING SALES CHARGES DEPENDING PRIMARILY ON VOLUME PURCHASED, THE FUND'S PERFORMANCE AT NET ASSET VALUE ALSO IS SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUNDS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Q. LOOKING TOWARD 1996, WHAT IS YOUR OUTLOOK FOR THE GLOBAL MARKETS AND FOR THE FUND?

A. Following the substantial divergence between the performance of the developed and the emerging markets in 1995, we believe that the emerging markets are currently undervalued. We continue to believe that a more accommodating U.S. monetary policy, coupled with significantly higher returns from domestic equity market this year, will contribute to U.S. investors looking elsewhere for better returns in 1996.
  The markets in Latin America have anticipated a recovery in 1996 with a strong performance in the last few weeks of 1995. Trading volumes have improved substantially as foreign investor sentiment has swung in favor of the continent. We believe that there is potential for this recovery to continue as stronger corporate earnings growth and an improved economic outlook are supported by higher capital inflows from abroad.
  The Fund is likely to maintain a higher level of investment this year than in 1995, to take into account this more positive view. The possibility of several large privatizations in Brazil will give liquidity and investor interest to the market, which could extend to the whole region. Confidence remains fragile, however, necessitating a close watch on the effect that any bad news may have.

Caroline E. Lane
PORTFOLIO MANAGER
GOVETT LATIN AMERICA FUND

GOVETT GLOBAL INCOME FUND

  THE FOLLOWING IS AN INTERVIEW WITH ALAN DOYLE, PORTFOLIO MANAGER OF THE GOVETT GLOBAL INCOME FUND.

Q. WHAT MARKET CONDITIONS HAD THE GREATEST EFFECT ON THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

A. First, the slowdown in economic activity which became apparent in the United States in the first half of 1995 began to be more noticeable in other parts of the industrialized world in the second half of the year. Growth in Europe particularly began to decelerate sharply. This trend, together with more moderate economic growth rates in the United States, contributed to a neutral environment for world bond markets. Short-term interest rates were cut in Europe in reaction to this slowing of growth and the subsequent reduction in inflationary fears. This global slowing in activity has pushed up bond prices to levels not seen since the end of 1993.
  Second, as the pace of growth in Europe dropped below that in the United States, the U.S. dollar began to stabilize in value against the other major currencies, and then to appreciate, particularly against the Japanese yen, but also against the European currencies. This pattern took place after an eighteen-month period during which the U.S. dollar had fallen consistently in value against other currencies. The movements in exchange rates have not been large over the period, but have been great enough to reward an overweight position in U.S. dollars in the Fund's portfolio. The unresolved budget negotiations between the U.S. Congress and the President continued to cloud the prospects for further strengthening of the U.S. dollar.

Q. HOW DID YOU POSITION THE FUND IN RESPONSE TO THESE EVENTS?

A. The Fund maintained its overweight position in U.S.dollar-denominated investments in 1995, which worked to the Fund's benefit. The Fund moved between neutral to underweighted positions in the U.S. bond market in response to market changes, and increased its overweight positions in the European bond markets.
  As the U.S. dollar stabilized and then rose against other currencies, the pressures within the European Exchange Rate Mechanism decreased. This development has allowed smaller European bond markets to outperform those of Germany and the larger European states. The Fund held investments in Sweden, Spain and Italy over the period to take advantage of this dissimilarity.
  In a pattern similar to the outperformance of the smaller European markets, other markets such as New Zealand and Australia have also risen faster than the U.S. market against which they tend to move. The Fund invested in New Zealand and Australia towards the end of the period under review.
  In May, 1995, the Fund's name changed from "Global Government Income Fund" to reflect a number of changes in non-fundamental investment policies. In particular, the Fund is no longer required to invest primarily in government securities, and gained the ability to invest in corporate bonds and forward security purchase commitments. As of September 1, the Fund's Trustees were pleased to increase the dividend from five cents per share to 6.75 cents, a step due in part to the new investment strategy.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 FUND...S COUNTRY ALLOCATIONS
Percentage of Total Net Assets
as of December 31, 1995
United States                       27.6%
Germany                             15.0%
Poland                              10.2%
South Africa                         9.5%
Italy                                9.4%
France                               7.9%
Austria                              6.9%
Netherlands                          6.3%
Turkey                               2.7%
Other                                4.5%

Q. HOW DID THE FUND PERFORM IN 1995?

A. The Fund achieved a total return at net asset value (without a Class A front-end sales charge) of 14.11 percent. When maximum front-end sales charges of 4.95 percent are taken into consideration, the Fund achieved a total return of 8.48 percent. Both total return calculations include reinvestment of dividends and capital gains distributions of $0.67 per share. By comparison, the Salomon Brothers World Government Bond Index, a broad-based, unmanaged index that reflects the general performance of bond markets in the industrialized countries, achieved a total return of 19.04 percent for the same period. The Index does not include any commission or fees that would be paid by an investor purchasing the securities it represents. From inception on January 7, 1992 through

December 31, 1995, the Fund had an average annual total return of 7.39 percent at net asset value and 6.04 percent when maximum front-end sales charges are taken into account. As described in the financial statements and the accompanying notes, in 1995 the Manager (and in prior years the Distributor) absorbed a portion of the Fund's expenses. If these expenses had not been absorbed, the reported total returns of each Fund would have been lower.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      CHANGE IN VALUE OF A $10,000 INVESTMENT IN
Govett Global Income Fund vs.
the Salomon Brothers World Government Bond Index
1/7/92-12/31/95
Fund's Total Return at MOP
1 Year Avg. Annual = 8.48%
3 Year Avg. Annual = 5.04%
Inception Avg. Annual = 6.04%
                                                           Govett Global Income Fund     Salomon Brothers World
                                                           at Maximum Offering Price      Government Bond Index
1/7/92                                                                          9506                      10000
6/92                                                                            9791                      10290
12/92                                                                          10359                      10402
6/93                                                                           11213                      11277
12/93                                                                          12186                      12182
6/94                                                                           11013                      12253
12/94                                                                          11070                      12233
6/95                                                                           12023                      14532
12/95                                                                          11070                      15195

      CHANGE IN VALUE OF A $10,000 INVESTMENT IN
Govett Global Income Fund vs.
the Salomon Brothers World Government Bond Index
1/7/92-12/31/95
Fund's Total Return at MOP
1 Year Avg. Annual = 8.48%
3 Year Avg. Annual = 5.04%
Inception Avg. Annual = 6.04%
                                                           Govett Global Income Fund
                                                                  at Net Asset Value
1/7/92                                                                         10000
6/92                                                                           10300
12/92                                                                          10897
6/93                                                                           11796
12/93                                                                          12819
6/94                                                                           11585
12/94                                                                          11645
6/95                                                                           12848
12/95                                                                          13273

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX IS A BROAD-BASED, UNMANAGED INDEX THAT REPRESENTS THE GENERAL PERFORMANCE OF GOVERNMENT BONDS IN MAJOR BOND MARKETS. IT DOES NOT INCLUDE ANY COMMISSIONS OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. ALL SALES CHARGES AND ALL OTHER FEES AND EXPENSES ARE INCLUDED IN THE PERFORMANCE SHOWN FOR GOVETT GLOBAL INCOME FUND SHARES WITH ENDING VALUE OF $12,618. IN ADDITION, SINCE INVESTORS PURCHASE SHARES OF THE FUND WITH VARYING SALES CHARGES DEPENDING PRIMARILY ON VOLUME PURCHASED, THE FUND'S PERFORMANCE AT NET ASSET VALUE ALSO IS SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUNDS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Q. WHAT IS THE OUTLOOK FOR 1996?

A. The economic conditions underlying global bond markets are currently benign. Economic growth is subdued in Europe and Japan, and running at a sustainable rate in the United States and the United

Kingdom. Inflationary pressures are consequently light at present, and inflation rates have proved to be surprisingly low in all parts of the industrialized world. We do not expect any sudden resurgence of growth and inflationary fears, and so we do not anticipate a sharp fall in bond prices during the first part of 1996. In addition, the economic imbalances which led to sharp exchange rate movements in 1994 and the first half of 1995 are no longer present, and we expect currency movements to be moderate.

Alan Doyle
PORTFOLIO MANAGER
GOVETT GLOBAL INCOME FUND

                 (This page has been left blank intentionally.)

-------------------------------------------------------------------
  GOVETT INTERNATIONAL EQUITY FUND
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

  SHARES                       DESCRIPTION                         VALUE
---------------------------------------------------------------------------
            COMMON STOCKS - 95.3%
            AUSTRALIA - 2.3%
    51,000    Howard Smith....................................  $   240,702
    50,000    Pioneer International...........................      128,954
    30,000    TAB Corp Holdings...............................       84,731
   158,000    TNT.............................................      209,032
                                                                -----------
                                                                    663,419
                                                                -----------
            BRAZIL - 0.5%
    10,000    Electrobras ADR.................................      135,298
                                                                -----------
            CHINA - 1.5%
   365,000    China North Industries Investment *.............      328,500
   500,000    Jilin Chemical Industrial *.....................      103,459
                                                                -----------
                                                                    431,959
                                                                -----------
            FINLAND - 1.0%
     3,000    Kymmene Oy......................................       79,227
     5,000    Nokia A.........................................      196,346
                                                                -----------
                                                                    275,573
                                                                -----------
            FRANCE - 5.4%
     2,000    Axime...........................................      153,799
     2,300    Christian Dior..................................      247,710
       244    Club Mediterranee...............................       19,460
     2,838    Primagaz........................................      225,188
     3,000    Sanofi..........................................      192,086
     6,000    SGS-Thomson Microelectronics....................      229,475
       580    Sidel...........................................      180,536
     1,500    Societe Generale................................      185,110
     9,000    Usinor Sacilor..................................      118,868
                                                                -----------
                                                                  1,552,232
                                                                -----------
            GERMANY - 5.9%
     4,000    Adidas..........................................      211,509
     1,370    Bayer...........................................      361,255
     1,650    Commerzbank.....................................      389,682
     2,000    Deutsche Bank...................................       94,747

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
   GOVETT INTERNATIONAL EQUITY FUND (CONTINUED)
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

  SHARES                       DESCRIPTION                         VALUE
---------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            GERMANY (CONTINUED)
       230    Mannesmann......................................  $    73,147
     7,600    Praktiker Bau-und Heimwerkemaerkte..............      232,437
       600    Siemens.........................................      329,051
                                                                -----------
                                                                  1,691,828
                                                                -----------
            HONG KONG - 4.2%
   160,000    First Pacific Co................................      177,950
    60,000    Hong Kong Electric Holdings.....................      196,702
    35,000    Hutchinson Whampoa..............................      213,191
   150,000    New World Infrastructure........................      287,100
    40,000    Swire Pacific A.................................      310,378
                                                                -----------
                                                                  1,185,321
                                                                -----------
            HUNGARY - 0.3%
     5,000    Gedeon Richter GDR..............................       96,250
                                                                -----------
            INDONESIA - 0.7%
   100,000    Roda Vivatex....................................       59,042
     6,000    Telekomunikasi Indonesia ADR....................      154,230
                                                                -----------
                                                                    213,272
                                                                -----------
            ITALY - 0.5%
     3,500    Gucci Group.....................................      136,063
                                                                -----------
            JAPAN - 27.0%
    15,000    Amada Co........................................      148,105
    20,000    Bank of Tokyo...................................      350,419
     7,350    Canon Sales.....................................      195,658
    16,000    Daimei Telecom Engineer Corp....................      137,844
    18,000    Daiwa Securities Co.............................      275,301
    25,000    Fujitsu.........................................      278,302
    15,000    Hitachi.........................................      151,009
     4,000    Ito Yokado Co...................................      246,261
    40,000    Itochu Corp.....................................      269,106
    20,000    Komatsu.........................................      164,561
     4,000    Kyocera Corp....................................      296,985

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
   GOVETT INTERNATIONAL EQUITY FUND (CONTINUED)
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

  SHARES                       DESCRIPTION                         VALUE
---------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            JAPAN (CONTINUED)
     8,000    Maruichi Steel Tube.............................  $   146,363
    20,000    Mitsubishi Estate Co............................      249,746
    40,000    Mitsubishi Heavy................................      318,668
    20,000    Mitsubishi Trust & Banking Corp.................      332,995
    20,000    Mitsukoshi......................................      187,793
     8,000    Nippon Hodo.....................................      135,521
    11,000    Nippondenso Co..................................      205,508
    20,000    Nishimatsu Construction Co......................      234,258
    16,000    Nomura Securities Co............................      348,483
    14,000    Omron Corporation...............................      322,540
    31,000    Ricoh Corp......................................      339,093
     5,000    Rohm Company....................................      278,302
     7,000    Sanwa Bank......................................      142,297
    40,000    Shimadzu Corp...................................      231,935
    10,000    Sumitomo Bank...................................      211,994
    12,000    SXL Corp........................................      124,292
     6,000    TDK Corp........................................      306,084
     6,000    Tokyo Electron..................................      232,322
    15,000    Tokyu Land Corp.................................      105,852
    45,000    Toshiba.........................................      352,403
     5,000    Uniden..........................................       83,733
    14,000    Yamanouchi Pharmaceutical.......................      300,857
                                                                -----------
                                                                  7,704,590
                                                                -----------
            MALAYSIA - 2.5%
    50,000    Commerce Asset Holding..........................      251,998
    70,000    Metacorp........................................      181,911
    50,000    Resorts World...................................      267,748
                                                                -----------
                                                                    701,657
                                                                -----------
            MEXICO - 1.4%
    15,000    Cemex ADR.......................................      107,660
     5,600    Controladora de Farmacias.......................        2,541
    12,000    Empressa Ica Sociedad ADR *.....................      123,000

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
   GOVETT INTERNATIONAL EQUITY FUND (CONTINUED)
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

  SHARES                       DESCRIPTION                         VALUE
---------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            MEXICO (CONTINUED)
     4,000    Metalclad Corp *................................  $    16,000
     4,500    Telefonos de Mexico ADR.........................      143,438
                                                                -----------
                                                                    392,639
                                                                -----------
            NETHERLANDS - 5.7%
    19,000    BE Semiconductor Industries.....................      247,000
     3,500    International Nederlanden Group.................      233,566
     4,000    KLM Koninklijke.................................      140,438
    10,000    Philips Electronics.............................      361,056
     2,200    Unilever........................................      308,827
     2,400    VNU.............................................      329,133
                                                                -----------
                                                                  1,620,020
                                                                -----------
            NORWAY - 0.8%
    40,000    Uni-Storebrand A................................      220,958
                                                                -----------
            PORTUGAL - 1.1%
    10,000    Investec-Consultoria International..............      200,434
    17,200    Portucel Industria ADR..........................      101,700
                                                                -----------
                                                                    302,134
                                                                -----------
            SINGAPORE - 2.5%
    63,000    DBS Land........................................      212,895
    74,000    Overseas Union Bank.............................      510,074
                                                                -----------
                                                                    722,969
                                                                -----------
            SOUTH KOREA - 1.4%
        99    Hanyang Chemical *..............................        1,519
     3,500    L.G. Chemical GDR...............................       73,325
        22    Samsung Electronics.............................        3,999
     5,449    Samsung Electronics GDS (non-voting shares).....      317,404
                                                                -----------
                                                                    396,247
                                                                -----------
            SWEDEN - 5.0%
     6,000    Astra B.........................................      239,683

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
   GOVETT INTERNATIONAL EQUITY FUND (CONTINUED)
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

  SHARES                       DESCRIPTION                         VALUE
---------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            SWEDEN (CONTINUED)
    10,000    Atlas Copco A...................................  $   150,744
     9,000    Celsius Industrier B............................      183,154
     8,900    Ericsson B......................................      174,411
     9,000    Kalmar Industries...............................      149,237
    90,000    Rotneros Bruks..................................       94,969
    30,000    Skandinaviska Enskilda Banken...................      248,728
    15,000    Stora Kopparbergs B.............................      182,024
                                                                -----------
                                                                  1,422,950
                                                                -----------
            SWITZERLAND - 5.8%
       875    Adia............................................      142,616
       220    Alusuisse-Lonza Holdings........................      174,329
       400    Ciba-Geigy......................................      351,984
       700    Logitech International..........................       72,218
       345    Nestle..........................................      381,655
       500    Schweizerischer Bankverein *....................      202,870
       160    Societe Generale de Surveillance B..............      317,656
                                                                -----------
                                                                  1,643,328
                                                                -----------
            TAIWAN - 0.8%
    15,000    Siliconware Precision GDR.......................      247,500
                                                                -----------
            THAILAND - 1.0%
    30,000    National Finance & Securities...................      160,778
     2,000    Siam Cement Co..................................      110,838
                                                                -----------
                                                                    271,616
                                                                -----------
            UNITED KINGDOM - 18.0%
    50,000    Astec...........................................       88,436
    17,000    BOC Group.......................................      237,643
    27,000    British Airport Authority.......................      203,169
    52,000    British Telecommunications......................      285,600
   100,000    Bunzl...........................................      310,300
    48,000    Cable & Wireless................................      342,571
    10,000    De La Rue Company...............................      101,003

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
   GOVETT INTERNATIONAL EQUITY FUND (CONTINUED)
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

  SHARES                       DESCRIPTION                         VALUE
---------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            UNITED KINGDOM (CONTINUED)
    20,000    Dixons Group....................................  $   138,549
    30,000    Farnell Electronic..............................      334,426
    10,100    General Accident................................      101,934
     7,000    Glaxo Wellcome..................................       99,374
    35,000    Greenalls Group.................................      320,385
    80,000    Guardian Royal Exchange.........................      342,571
    25,000    J. Sainsbury....................................      152,241
    13,800    London Electricity..............................      122,790
    30,000    Marks & Spencer.................................      209,453
    11,768    National Grid Group.............................       36,425
    29,500    National Westminster Bank.......................      296,814
    25,000    Reuters Holdings................................      228,652
    18,500    RTZ.............................................      268,658
    20,000    Severn Trent....................................      213,331
    16,000    Shell Transport & Trading Co....................      211,376
    20,000    Smithkline Beecham A............................      220,313
    16,000    Zeneca Group....................................      309,183
                                                                -----------
                                                                  5,175,197
                                                                -----------
              TOTAL - COMMON STOCKS (Cost $24,992,577)........   27,203,020
                                                                -----------
            PREFERRED STOCKS - 1.3%
            GERMANY - 1.3%
     6,000    Berliner Elecktro Holding.......................      192,281
       280    Colonia Versicherung............................      181,413
                                                                -----------
                                                                    373,694
                                                                -----------
              TOTAL - PREFERRED STOCKS (Cost $342,216)........      373,694
                                                                -----------
            WARRANTS - 0.0%
            FRANCE - 0.0%
       258    Primagaz Warrants 06/30/98 *....................        2,210
                                                                -----------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
   GOVETT INTERNATIONAL EQUITY FUND (CONTINUED)
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

  SHARES                       DESCRIPTION                         VALUE
---------------------------------------------------------------------------
            WARRANTS (CONTINUED)
            SINGAPORE - 0.0%
       715    United Overseas Bank Warrants 06/17/97 *........  $     2,881
                                                                -----------
              TOTAL - WARRANTS (Cost $200)....................        5,091
                                                                -----------

PRINCIPAL
  AMOUNT
----------
            CONVERTIBLE BONDS - 1.8%
            HONG KONG - 0.0%
  $  1,000    Jardine Strategic Holdings, 7.50%, 05/07/49.....        1,093
                                                                -----------
            TAIWAN - 1.8%
  $100,000    Acer Inc, 4.00%, 06/10/01.......................      301,500
  $160,000    United Micro Electronic, 1.25%, 06/08/04........      201,600
                                                                -----------
                                                                    503,100
                                                                -----------
              TOTAL - CONVERTIBLE BONDS (Cost $508,795).......      504,193
                                                                -----------
            TOTAL INVESTMENTS - 98.4% (Cost $25,843,788)......   28,085,998
            Other Assets and Liabilities (net) -- 1.6%........      460,453
                                                                -----------
            TOTAL NET ASSETS - 100.0%.........................  $28,546,451
                                                                -----------
                                                                -----------

   * NON-INCOME PRODUCING SECURITY
 ADR AMERICAN DEPOSITORY RECEIPT
GDR  GLOBAL DEPOSITORY RECEIPT
 GDS GLOBAL DEPOSITORY SHARE

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
   GOVETT INTERNATIONAL EQUITY FUND (CONTINUED)
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

     GEOGRAPHIC CONCENTRATION*
Japan..................       27.0%
United Kingdom.........       18.0
Germany................        7.2
Switzerland............        5.8
Netherlands............        5.7
France.................        5.4
Sweden.................        5.0
Hong Kong..............        4.2
Taiwan.................        2.6
Singapore..............        2.5
Malaysia...............        2.5
Australia..............        2.3
China..................        1.5
South Korea............        1.4
Mexico.................        1.4
Portugal...............        1.1
Finland................        1.0
Thailand...............        1.0
Norway.................        0.8
Indonesia..............        0.7
Italy..................        0.5
Brazil.................        0.5
Hungary................        0.3
                         ----------
                              98.4
Other Assets and
  Liabilities (net)....        1.6
                         ----------
    Total Net Assets...      100.0%
                         ----------
                         ----------

        SECTOR ALLOCATION*
Electronics............       16.3%
Banks..................       10.4
Wholesale and Retail
  Trade................        5.7
Manufacturing..........        5.0
Telecommunications.....        5.0
Finance................        4.8
Natural Resources......        4.7
Health Care............        4.4
Chemicals..............        4.0
Transportation.........        3.9
Consumer Goods and
  Services.............        3.9
Insurance..............        3.8
Food and Beverage......        3.5
Construction and
  Construction
  Materials............        3.4
Computers and Office
  Equipment............        2.7
Utilities..............        2.5
Conglomerates..........        2.5
Broadcasting and
  Publishing...........        2.3
Real Estate............        1.6
Leisure................        1.3
Electronics
  Manufacturing........        1.2
Business Services......        1.1
Engineering............        1.1
Packaging..............        1.1
Textiles...............        0.7
Pharmaceuticals........        0.7
Industrial.............        0.5
Computer Software and
  Services.............        0.3
                         ----------
                              98.4
Other Assets and
  Liabilities (net)....        1.6
                         ----------
    Total Net Assets...      100.0%
                         ----------
                         ----------

* UNAUDITED

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------
  GOVETT EMERGING MARKETS FUND
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

  SHARES                        DESCRIPTION                         VALUE
-----------------------------------------------------------------------------
             COMMON STOCKS - 86.0%
             ARGENTINA - 6.5%
    350,000    Astra...........................................  $    647,403
     59,100    Banco Frances...................................       522,957
    233,000    Central Costanera B.............................       717,532
    125,000    Perez Companc B.................................       662,401
     16,000    Telecom Argentina ADR...........................       755,346
    303,315    Transportadora de Gas del Sur B.................       730,880
     40,000    YPF ADR.........................................       865,000
                                                                 ------------
                                                                    4,901,519
                                                                 ------------
             BRAZIL - 6.1%
     34,705    Cemig ADR.......................................       767,716
  2,750,000    Electrobras.....................................       744,123
 15,000,000    Paulista de Forca e Luz.........................       726,889
     20,450    Telebras ADR....................................       984,712
     80,000    Usiminas ADR....................................       650,248
     17,500    Vale do Rio Doce ADR............................       720,225
                                                                 ------------
                                                                    4,593,913
                                                                 ------------
             CHILE - 4.2%
     97,000    Antofagasta Holdings............................       440,199
     50,000    Banco Osorno ADR................................       693,750
     10,500    Compania de Telefonos de Chile ADR..............       870,188
     21,500    Endesa ADR......................................       489,125
     25,000    Enersis ADR.....................................       712,500
                                                                 ------------
                                                                    3,205,762
                                                                 ------------
             CHINA - 3.1%
  1,335,000    China North Industries *........................     1,201,500
  1,880,000    Qingling Motors Company.........................       547,042
  2,835,000    Yizheng Chemical Fibre Co.......................       637,944
                                                                 ------------
                                                                    2,386,486
                                                                 ------------
             COLOMBIA - 2.1%
     35,000    Cadenalco ADR...................................       411,250
     43,600    Cemento Argos...................................       272,840

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
   GOVETT EMERGING MARKETS FUND (CONTINUED)
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

  SHARES                        DESCRIPTION                         VALUE
-----------------------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             COLOMBIA (CONTINUED)
     23,000    Cementos Paz del Rio ADS........................  $    364,536
     30,600    Suramericana de Seguros.........................       571,385
                                                                 ------------
                                                                    1,620,011
                                                                 ------------
             GREECE - 0.4%
     34,200    Aegek...........................................       294,079
                                                                 ------------
             HONG KONG - 8.8%
    155,000    Cheung Kong Holdings............................       944,132
    256,000    China Resources Enterprise......................       132,428
  2,261,000    Continental Mariner.............................       163,745
  1,200,000    Guangzhou Investment Co.........................       721,629
    200,000    Guoco Group.....................................       964,759
    288,000    Hong Kong Telecommunications....................       513,986
    132,000    Hutchinson Whampoa..............................       804,035
    225,687    Jardine Strategic Holdings......................       690,602
    160,000    New World Development Co........................       697,317
        525    New World Infrastructure........................         1,005
    630,000    Shangri-La Asia.................................       769,932
  4,674,285    Tomei International Holdings....................       290,159
                                                                 ------------
                                                                    6,693,729
                                                                 ------------
             INDIA - 4.1%
     86,000    Arvind Mills GDR................................       365,500
     56,000    Ashok Leyland GDR...............................       595,000
     21,300    East India Hotels GDR...........................       388,725
     60,750    Indian Aluminum GDR.............................       364,500
     18,000    Indian Hotels Co GDR............................       348,750
     24,000    Indian Rayon & Industries GDR...................       300,000
     30,000    Raymond Woollen Mills GDR.......................       513,750
     20,000    Southern Petrochemical Industries GDR...........       165,000
     27,000    Tube Investments of India GDR...................        57,375
                                                                 ------------
                                                                    3,098,600
                                                                 ------------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
   GOVETT EMERGING MARKETS FUND (CONTINUED)
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

  SHARES                        DESCRIPTION                         VALUE
-----------------------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             INDONESIA - 3.1%
    217,300    Astra International.............................  $    451,421
    349,900    Kabel Metal Indonesia...........................       286,929
    509,500    Panca Wiratama Sakti............................       350,957
    650,000    Panin Bank......................................       582,768
    171,200    Semen Cibinong..................................       426,783
      9,000    Telekomunikasi Indonesia ADR....................       226,710
                                                                 ------------
                                                                    2,325,568
                                                                 ------------
             ISRAEL - 3.0%
    459,000    Bank Hapoalim...................................       757,204
     14,644    Delek Israel Fuel Corp..........................       406,903
     14,500    ECI Telecommunications..........................       330,781
      8,010    Koor Industries.................................       794,804
                                                                 ------------
                                                                    2,289,692
                                                                 ------------
             LEBANON - 0.8%
     47,000    Banque Audi GDR.................................       575,750
                                                                 ------------
             MALAYSIA - 5.3%
    500,000    Faber Group.....................................       427,216
    110,000    Hong Leong Industries...........................       584,715
    192,333    Metacorp........................................       499,822
    499,000    Multi-Purpose Holdings..........................       730,905
    200,000    Tanjong.........................................       582,746
    274,000    Technology Resources Industries.................       809,151
    144,000    UMW Holdings....................................       385,557
                                                                 ------------
                                                                    4,020,112
                                                                 ------------
             MEXICO - 8.1%
     70,000    Cemex ADR.......................................       502,411
    500,000    Cifra C.........................................       505,509
     15,000    Controladora de Farmacias.......................         6,805
    170,000    Desc B..........................................       623,590
    250,000    Empaques Ponderosa B............................       447,175
     42,000    Grupo Carso ADR *...............................       456,540

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
   GOVETT EMERGING MARKETS FUND (CONTINUED)
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

  SHARES                        DESCRIPTION                         VALUE
-----------------------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MEXICO (CONTINUED)
     60,000    Grupo Financiero Bancomer GDR...................  $    345,000
     26,000    Grupo Industrial Saltillo A.....................       374,076
     84,000    Grupo Industrial San Luis.......................       430,063
     20,000    Hylsamex GDS *..................................       410,000
     54,500    ICA.............................................       568,664
      4,000    Metalclad Corp *................................        16,000
     65,000    Sears Roebuck de Mexico ADR.....................       303,368
    700,000    Telefonos de Mexico L...........................     1,121,458
                                                                 ------------
                                                                    6,110,659
                                                                 ------------
             MOROCCO - 0.4%
      7,500    Les Ciments de Oriental *.......................       288,703
                                                                 ------------
             PAKISTAN - 0.0%
     10,000    Adamjee Insurance Co............................        30,249
         74    Khadim Ali Shah Bukhar and Co...................            55
                                                                 ------------
                                                                       30,304
                                                                 ------------
             PHILIPPINES - 1.7%
     61,826    Bacnotan Consolidated Industries................       353,561
    480,000    Fil-Estate Land.................................       361,418
    551,000    Pilipino Telephone..............................       556,672
                                                                 ------------
                                                                    1,271,651
                                                                 ------------
             SINGAPORE - 6.1%
     31,000    Creative Technology.............................       267,375
     59,000    Fraser & Neave..................................       750,795
    102,000    Jardine Matheson................................       698,700
     55,000    Keppel Corporation..............................       489,926
     65,000    Sembawang Shipyard..............................       360,728
    140,000    Singapore Land..................................       905,620
    358,000    Venture Manufacturing Singapore.................     1,199,661
                                                                 ------------
                                                                    4,672,805
                                                                 ------------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
   GOVETT EMERGING MARKETS FUND (CONTINUED)
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

  SHARES                        DESCRIPTION                         VALUE
-----------------------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             SOUTH AFRICA - 5.7%
    110,000    Amalgamated Banks of South Africa...............  $    618,571
      7,000    Anglo American Corp.............................       422,438
     15,000    Anglo American Industrial Corp..................       682,005
     60,500    Free State Consolidated Gold Mines..............       452,231
    518,500    Iron & Steel Industrial.........................       466,515
     50,000    Sasol Beperk....................................       409,405
     80,000    Smith (C.G.)....................................       614,456
     18,000    South African Breweries.........................       659,167
                                                                 ------------
                                                                    4,324,788
                                                                 ------------
             SOUTH KOREA - 4.7%
     39,800    Cho Hung Bank Co................................       463,286
     12,073    Chosun Brewery *................................       446,658
         16    Daewoo Corp *...................................           186
      8,433    Hyundai Engineering and Construction Co *.......       386,999
     15,220    Korean Air *....................................       533,656
     19,000    LG Industrial Systems...........................       612,311
      3,600    LG Information & Communication..................       329,488
     12,700    Sammi Steel Co..................................       100,192
         39    Samsung Electronics.............................         7,038
        281    Samsung Electronics *...........................        51,074
      4,200    Seoul City Gas Co...............................       384,402
      2,535    Shinsegae Department Stores.....................       211,754
                                                                 ------------
                                                                    3,527,044
                                                                 ------------
             SRI LANKA - 1.8%
    102,124    Aitken Spence & Co..............................       353,318
    896,000    Asian Hotel Corp *..............................       240,370
     64,799    Development Finance Corp of Ceylon..............       359,660
    133,333    Hayleys.........................................       425,531
                                                                 ------------
                                                                    1,378,879
                                                                 ------------
             TAIWAN - 1.8%
      2,300    Asia Cement Corporation GDS.....................        37,950

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
   GOVETT EMERGING MARKETS FUND (CONTINUED)
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

  SHARES                        DESCRIPTION                         VALUE
-----------------------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             TAIWAN (CONTINUED)
    300,000    China Bills Finance Corp........................  $    400,191
    400,000    China Steel Corporation.........................       319,566
     55,000    Taiwan Semiconductor............................       172,335
    170,000    Taiwan Styrene Monomer..........................       279,107
     11,877    Tung Ho Steel GDR...............................       121,739
     30,000    Walsin Lihwa Electric Wire & Cable..............        31,224
                                                                 ------------
                                                                    1,362,112
                                                                 ------------
             THAILAND - 6.5%
    120,000    Finance One.....................................       700,278
     10,000    Grammy Entertainment............................        93,688
     58,000    International Engineering.......................       297,018
     50,800    Kang Yong Electric Co...........................       209,734
     31,800    Loxley Co.......................................       646,352
     15,000    Siam Cement Co..................................       831,282
     48,000    Siam City Cement................................       647,876
    236,000    Thai Military Bank..............................       815,085
     44,000    Total Access Communication......................       286,000
     34,000    United Communication Industry...................       434,617
                                                                 ------------
                                                                    4,961,930
                                                                 ------------
             TURKEY - 1.7%
  5,550,000    Bossa Ticaret ve Sanayii Isletmeleri............       396,430
  6,270,000    Eregli Demir Ve Celik Fabrikalari...............       514,778
  1,434,000    Netas Telekomunik...............................       406,182
                                                                 ------------
                                                                    1,317,390
                                                                 ------------
               TOTAL - COMMON STOCKS (Cost $69,551,284)........    65,251,486
                                                                 ------------
             PREFERRED STOCKS - 7.7%
             BRAZIL - 6.7%
102,322,260    Acesita.........................................       594,805
100,000,000    Banco Bradesco..................................       870,000
  1,424,627    Brahma..........................................       586,234
  1,750,000    Brasmotor.......................................       347,497

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
   GOVETT EMERGING MARKETS FUND (CONTINUED)
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

  SHARES                        DESCRIPTION                         VALUE
-----------------------------------------------------------------------------
             PREFERRED STOCKS (CONTINUED)
             BRAZIL (CONTINUED)
 20,000,000    Industrias de Papel Simao.......................  $    410,000
323,189,934    Refripar........................................       645,084
 22,773,376    Telebras........................................     1,096,552
  3,900,000    Telesp..........................................       573,795
                                                                 ------------
                                                                    5,123,967
                                                                 ------------
             GREECE - 0.1%
     11,400    Aegek...........................................        63,888
                                                                 ------------
             SOUTH KOREA - 0.9%
      6,081    Samsung Electronics *...........................       705,498
                                                                 ------------
               TOTAL - PREFERRED STOCKS (Cost $6,027,636)......     5,893,353
                                                                 ------------
             WARRANTS AND RIGHTS - 0.3%
             BRAZIL - 0.0%
  2,338,201    Banco Bradesco Rights 02/15/96 *................         3,849
                                                                 ------------
             HONG KONG - 0.0%
     26,187    Jardine Strategic Holdings Warrants 05/02/98
                 *.............................................         8,380
                                                                 ------------
             MALAYSIA - 0.1%
     20,400    Kian Joo Can Factory Warrants 05/22/99 *........        37,431
      6,000    Multi-Purpose Holdings Warrants 11/23/98 *......         3,638
                                                                 ------------
                                                                       41,069
                                                                 ------------
             SINGAPORE - 0.2%
     50,000    Hotel Properties Warrants 03/11/98 *............        42,418
     63,000    Venture Manufacturing Singapore Warrants
                 07/31/99 *....................................       100,212
                                                                 ------------
                                                                      142,630
                                                                 ------------
             SOUTH KOREA - 0.0%
         50    Tong Yang Cement Warrants 08/18/96 *............        11,250
                                                                 ------------
               TOTAL - WARRANTS AND RIGHTS (Cost $136,064).....       207,178
                                                                 ------------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------
  GOVETT EMERGING MARKETS FUND (CONTINUED)
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

 PRINCIPAL
  AMOUNT                        DESCRIPTION                         VALUE
-----------------------------------------------------------------------------
             CONVERTIBLE BONDS - 1.7%
             SINGAPORE - 0.1%
   $ 84,000    Venture Manufacturing, 2.50%, 07/27/99..........  $     54,634
                                                                 ------------
             TAIWAN - 1.6%
   $150,000    Acer Inc, 4.00%, 06/10/01.......................       447,750
   $480,000    President Enterprises, 0.00%, 07/22/01..........       633,600
   $135,000    United Micro Electronic, 1.25%, 06/08/04........       169,931
                                                                 ------------
                                                                    1,251,281
                                                                 ------------
               TOTAL - CONVERTIBLE BONDS (Cost $998,509).......     1,305,915
                                                                 ------------
             TOTAL INVESTMENTS - 95.7% (Cost $76,713,493)......    72,657,932
             Other Assets and Liabilities (net) - 4.3%.........     3,228,985
                                                                 ------------
             TOTAL NET ASSETS - 100.0%.........................  $ 75,886,917
                                                                 ------------
                                                                 ------------

   * NON-INCOME PRODUCING SECURITY
 ADR AMERICAN DEPOSITORY RECEIPT
 ADS AMERICAN DEPOSITORY SHARE
GDR  GLOBAL DEPOSITORY RECEIPT
 GDS GLOBAL DEPOSITORY SHARE

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
   GOVETT EMERGING MARKETS FUND (CONTINUED)
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

     GEOGRAPHIC CONCENTRATION*
Brazil.................       12.8%
Hong Kong..............        8.8
Mexico.................        8.1
Thailand...............        6.5
Argentina..............        6.5
Singapore..............        6.4
South Africa...........        5.7
South Korea............        5.6
Malaysia...............        5.4
Chile..................        4.2
India..................        4.1
Taiwan.................        3.4
China..................        3.1
Indonesia..............        3.1
Israel.................        3.0
Colombia...............        2.1
Sri Lanka..............        1.8
Turkey.................        1.7
Philippines............        1.7
Lebanon................        0.8
Greece.................        0.5
Morocco................        0.4
                             -----
                              95.7
Other Assets and
  Liabilities (net)....        4.3
                             -----
    Total Net Assets...      100.0%
                             -----
                             -----

        SECTOR ALLOCATION*
Conglomerates..........       14.9%
Finance................       12.0
Telecommunications.....       11.5
Natural Resources......        8.1
Construction and
  Construction
  Materials............        6.7
Transportation.........        6.6
Electronics............        6.0
Real Estate............        5.1
Utilities..............        5.0
Industrial.............        3.3
Food and Beverage......        3.2
Leisure................        2.2
Chemicals..............        2.0
Consumer Goods and
  Services.............        1.9
Banks..................        1.8
Textiles...............        1.7
Retail.................        1.6
Manufacturing..........        0.9
Miscellaneous..........        0.5
Computers and Office
  Equipment............        0.4
Wholesale and Retail
  Trade................        0.3
                             -----
                              95.7
Other Assets and
  Liabilities (net)....        4.3
                             -----
    Total Net Assets...      100.0%
                             -----
                             -----

* UNAUDITED

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------
  GOVETT SMALLER COMPANIES FUND
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

  SHARES                        DESCRIPTION                         VALUE
-----------------------------------------------------------------------------
             COMMON STOCKS - 90.2%
             AUDIO RECORDS AND TAPES - 0.5%
    201,400    Expert Software Inc.............................  $  2,819,600
                                                                 ------------
             BROADCASTING - 6.7%
    320,900    Echostar Communications.........................     7,781,825
    120,800    Glenayre Technologies Inc.......................     7,519,800
     12,800    Microwave Power Devices Inc.....................       142,400
    266,800    Pairgain Technologies Inc.......................    14,607,300
    176,400    United Video Satellite *........................     4,762,800
                                                                 ------------
                                                                   34,814,125
                                                                 ------------
             COMMUNICATIONS - CUSTOMER EQUIPMENT - 11.9%
    434,400    3 Com Corp *....................................    20,253,900
    349,100    Ascend Communications Inc.......................    28,320,738
    152,000    Fore Systems Inc................................     9,044,000
    245,600    Gandalf Technologies Inc........................     4,175,200
      1,800    Information Resources Engineering Inc...........        44,550
                                                                 ------------
                                                                   61,838,388
                                                                 ------------
             COMPUTER SOFTWARE AND SERVICES - 17.7%
    170,500    Atria Software Inc *............................     6,670,813
    332,325    Avant Corp......................................     6,397,256
     44,500    Checkfree Corporation...........................       956,750
    200,000    Cooper & Chyan Technology.......................     3,150,000
    357,900    Learmonth & Burchett Management Systems ADR.....     3,176,363
    153,700    Logic Works Inc.................................     1,921,250
     83,500    Netscape Communications Corp....................    11,606,500
    215,900    Pure Software Inc...............................     6,962,775
    137,100    Quarterdeck Corporation.........................     3,770,250
    247,966    Rational Software Corp..........................     5,548,247
    290,000    Security Dynamics Technologies Inc..............    15,805,000
     99,000    Spyglass Inc....................................     5,643,000
        600    Unison Software Inc.............................        10,350

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
   GOVETT SMALLER COMPANIES FUND (CONTINUED)
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

  SHARES                        DESCRIPTION                         VALUE
-----------------------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             COMPUTER SOFTWARE AND SERVICES (CONTINUED)
    276,000    Verity Inc......................................  $ 12,213,000
    262,000    Wind River Systems..............................     7,630,747
                                                                 ------------
                                                                   91,462,301
                                                                 ------------
             CONSTRUCTION AND CONSTRUCTION MATERIALS - 1.4%
    243,100    JLG Industries Inc..............................     7,232,225
                                                                 ------------
             ELECTRONIC COMPONENTS - 4.2%
    239,000    CP Clare Corp...................................     4,899,500
    236,400    International Rectifier Corp....................     5,910,000
    260,600    Oak Technology Inc..............................    11,010,350
                                                                 ------------
                                                                   21,819,850
                                                                 ------------
             ELECTRONICS MANUFACTURING - 0.5%
     10,700    Asyst Technologies Inc *........................       377,175
    178,100    Speedfam International Inc......................     2,003,625
                                                                 ------------
                                                                    2,380,800
                                                                 ------------
             ENVIRONMENTAL CONTROL - 0.7%
    315,333    Continental Waste Industries Inc................     3,665,746
                                                                 ------------
             FOOD AND BEVERAGE - 0.8%
    306,000    Opta Food Ingredients Inc.......................     3,939,750
                                                                 ------------
             HEALTH CARE - 13.0%
    480,000    Angeion Corp....................................     4,080,000
    287,500    ATS Medical Inc.................................     2,659,375
     95,300    Cycare Systems..................................     2,442,063
    140,500    Dura Pharmaceuticals Inc........................     4,882,375
    390,100    Endosonics Corp.................................     5,900,263
     72,700    HBO & Co........................................     5,570,638
    155,400    Omnicare Inc....................................     6,954,150
    238,100    Pediatric Services of America *.................     3,750,075
    160,100    Renal Treatment Centers Inc.....................     7,044,400

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
   GOVETT SMALLER COMPANIES FUND (CONTINUED)
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

  SHARES                        DESCRIPTION                         VALUE
-----------------------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HEALTH CARE (CONTINUED)
    239,800    Rotech Medical Corp *...........................  $  6,594,500
    285,000    Sequus Pharmaceuticals Inc......................     4,061,250
     23,800    Shiva Corp......................................     1,731,450
    118,700    SQA Inc.........................................     2,284,975
    245,000    Summit Medical Systems Inc......................     5,267,500
    140,100    Total Renal Care Holdings.......................     4,132,950
                                                                 ------------
                                                                   67,355,964
                                                                 ------------
             TELECOMMUNICATIONS - 7.0%
    231,500    Arch Communications Group Inc...................     5,556,000
    211,250    Computer Telephone Corp.........................     2,851,875
    229,000    Mobile Media....................................     5,095,250
     63,500    Netcom On-Line Communication....................     2,286,000
    632,600    PsiNet Inc......................................    14,470,725
     94,800    Uunet Technologies..............................     5,972,400
                                                                 ------------
                                                                   36,232,250
                                                                 ------------
             TELEPHONE EQUIPMENT - 24.5%
    274,700    Cascade Communications Corp.....................    23,418,175
    554,500    Premisys Communications Inc.....................    31,052,000
    302,300    Secure Computing Corp...........................    16,928,800
    303,900    Stratacom Inc *.................................    22,336,650
    319,200    Sync Research Inc...............................    14,443,800
    185,000    Telebit Corp....................................     1,156,250
    198,500    US Robotics Corporation.........................    17,418,375
                                                                 ------------
                                                                  126,754,050
                                                                 ------------
             TRANSPORTATION - 0.3%
    105,000    Nuco2 Inc.......................................     1,365,000
                                                                 ------------
             WHOLESALE AND RETAIL TRADE - 1.0%
    130,000    CDW Computer Centers Inc........................     5,265,000
                                                                 ------------
               TOTAL - COMMON STOCKS (Cost $356,287,849).......   466,945,049
                                                                 ------------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
   GOVETT SMALLER COMPANIES FUND (CONTINUED)
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

  SHARES                        DESCRIPTION                         VALUE
-----------------------------------------------------------------------------
             WARRANTS - 0.1%
             HEALTH CARE - 0.1%
    702,000    ATS Medical Inc Warrants 03/02/97 *.............  $    658,125
                                                                 ------------
               TOTAL - WARRANTS (Cost $442,876)................       658,125
                                                                 ------------

 PRINCIPAL
  AMOUNT
-----------
             REPURCHASE AGREEMENT - 8.2%
$42,718,371    Prudential-Bache Repurchase Agreement, dated
                 12/29/95 due 01/02/96, with a maturity value
                 of $42,743,955 and an effective yield of
                 5.39%, collateralized by US Government Agency
                 Obligations with rates ranging from 5.00% to
                 9.50% and maturity dates ranging from 02/01/96
                 to 03/01/33, with an aggregate market value of
                 $43,572,794 (Cost - $42,718,371)..............    42,718,371
                                                                 ------------
             TOTAL INVESTMENTS - 98.5% (Cost $399,449,096).....   510,321,545
             Other Assets and Liabilities (net) - 1.5%.........     7,668,822
                                                                 ------------
             TOTAL NET ASSETS - 100.0%.........................  $517,990,367
                                                                 ------------
                                                                 ------------

  *  NON-INCOME PRODUCING SECURITY
ADR  AMERICAN DEPOSITORY RECEIPT

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
   GOVETT SMALLER COMPANIES FUND (CONTINUED)
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

     GEOGRAPHIC CONCENTRATION*
United States..........       97.1%
Canada.................        0.8
United Kingdom.........        0.6
                             -----
                              98.5
Other Assets and
  Liabilities (net)....        1.5
                             -----
    Total Net Assets...      100.0%
                             -----
                             -----

        SECTOR ALLOCATION*
Telephone Equipment....       24.5%
Computer Software and
  Services.............       17.7
Health Care............       13.1
Communications -
  Customer Equipment...       11.9
Cash Equivalents.......        8.2
Telecommunications.....        7.0
Broadcasting...........        6.7
Electronic Components..        4.2
Construction and
  Construction
  Materials............        1.4
Wholesale and Retail
  Trade................        1.0
Food and Beverage......        0.8
Environmental
  Control..............        0.7
Audio Records and
  Tapes................        0.5
Electronics
  Manufacturing........        0.5
Transportation.........        0.3
                             -----
                              98.5
Other Assets and
  Liabilities (net)....        1.5
                             -----
    Total Net Assets...      100.0%
                             -----
                             -----

* UNAUDITED

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------
  GOVETT PACIFIC STRATEGY FUND
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

 SHARES                      DESCRIPTION                         VALUE
-------------------------------------------------------------------------
          COMMON STOCKS - 91.5%
          AUSTRALIA - 4.5%
  16,000    Broken Hill Proprietary Co......................  $   225,948
  50,000    Cochlear........................................      107,771
  20,000    Commonwealth Bank of Australia..................      160,691
 200,000    Walker Corp.....................................       66,893
                                                              -----------
                                                                  561,303
                                                              -----------
          CHINA - 3.1%
 150,000    China North Industries..........................      135,000
 230,000    Guangdong Electric Power B......................      110,055
  80,000    Shanghai Shangling Electrical Appliances........       48,960
 400,000    Yizheng Chemical Fibre Co.......................       90,010
                                                              -----------
                                                                  384,025
                                                              -----------
          HONG KONG - 16.7%
  29,000    Cheung Kong Holdings............................      176,644
 530,000    China-Hong Kong Photo Product...................      299,871
 350,000    China Resources Enterprise......................      181,054
  55,000    Guoco Group.....................................      265,309
  29,000    Henderson Land Development Co...................      174,769
 138,000    HKR International...............................      127,604
  92,800    Hong Kong Telecommunications....................      165,618
  67,875    Jardine Strategic Holdings......................      207,698
 186,000    Manhattan Card Co...............................       79,379
 107,000    MC Packaging....................................       38,054
      83    New World Infrastructure........................          159
 151,000    Shangri-La Asia.................................      184,539
  22,000    Swire Pacific A.................................      170,708
                                                              -----------
                                                                2,071,406
                                                              -----------
          INDIA - 0.9%
  18,000    CESC GDR........................................       51,660
   8,000    Southern Petrochemical Industries GDR...........       66,000
                                                              -----------
                                                                  117,660
                                                              -----------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
   GOVETT PACIFIC STRATEGY FUND (CONTINUED)
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

 SHARES                      DESCRIPTION                         VALUE
-------------------------------------------------------------------------
          COMMON STOCKS (CONTINUED)
          INDONESIA - 2.4%
  54,000    Astra International.............................  $   112,180
 120,000    Panin Bank......................................      107,588
   3,000    Telekomunikasi Indonesia ADR....................       77,115
                                                              -----------
                                                                  296,883
                                                              -----------
          JAPAN - 22.6%
  17,000    Chiyoda Fire & Marine Insurance Co..............       97,091
  37,000    Denki Kagaku Kogyo..............................      134,311
  11,000    Fukuyama Transporting Co........................      103,286
  26,000    Hitachi Zosen Corp..............................      134,650
  21,000    Itochu Corp.....................................      141,281
  14,000    Komatsu.........................................      115,193
   7,000    Komori Corp.....................................      176,177
  10,000    Kurimoto........................................      101,641
  10,000    Mitsubishi Estate Co............................      124,873
  13,000    Nippon Shokubai Co..............................      127,099
      11    Nippon Telegraph & Telephone Corp...............       90,690
  22,000    Nippon Zeon Co..................................      118,194
  14,000    NSK.............................................      101,641
   8,000    Onward Kashiyama Co.............................      130,100
  20,000    Shimadzu Corp...................................      115,967
   2,500    Sony Corp.......................................      149,799
   5,000    Sumitomo Bank...................................      105,997
  30,000    Sumitomo Metal Industries.......................       90,896
  16,000    Sumitomo Warehouse..............................      102,996
  17,000    Taisei Corp.....................................      113,383
  15,000    Teikoku Oil Co..................................      101,054
  17,000    Toray Industries Inc............................      111,902
   4,000    Toyota Motor Co.................................       84,797
  24,000    Yasuda Trust & Banking..........................      141,949
                                                              -----------
                                                                2,814,967
                                                              -----------
          MALAYSIA - 10.0%
 130,000    Faber Group.....................................      111,076

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
   GOVETT PACIFIC STRATEGY FUND (CONTINUED)
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

 SHARES                      DESCRIPTION                         VALUE
-------------------------------------------------------------------------
          COMMON STOCKS (CONTINUED)
          MALAYSIA (CONTINUED)
     700    Gadek...........................................  $     3,583
  74,000    Magnum Corp.....................................      139,859
  50,625    Malaysia Assurance Alliance.....................      229,235
  52,000    Malaysian Airline System........................      168,918
 109,000    Malaysian Resources Corp........................      175,107
 148,000    Multi-Purpose Holdings..........................      216,782
  58,000    Technology Resources Industries.................      171,280
  15,866    UMW Holdings....................................       42,481
                                                              -----------
                                                                1,258,321
                                                              -----------
          PAKISTAN - 0.3%
     390    Pakistan Telecommunications GDS.................       33,930
                                                              -----------
          PHILIPPINES - 1.9%
 132,000    Fil-Estate Land.................................       99,390
 125,000    Picop Resources.................................       30,023
  62,000    Security Bank...................................      112,276
                                                              -----------
                                                                  241,689
                                                              -----------
          SINGAPORE - 9.8%
  43,600    Acma............................................      144,871
  20,000    Amcol Holdings..................................       55,143
   7,000    Creative Technology.............................       60,375
  35,000    First Capital Corp..............................       96,995
  94,000    Hotel Properties................................      145,536
  31,000    Jardine Matheson................................      212,350
   1,000    Keppel Corporation..............................        8,908
 300,000    Odin Mining Investment Co *.....................       68,929
  12,000    Overseas Chinese Banking Corp...................      150,159
  30,000    Sembawang Shipyard..............................      166,490
  19,000    Singapore Land..................................      122,906
                                                              -----------
                                                                1,232,662
                                                              -----------
          SOUTH KOREA - 5.3%
   9,500    Cho Hung Bank Co................................      110,583

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
   GOVETT PACIFIC STRATEGY FUND (CONTINUED)
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

 SHARES                      DESCRIPTION                         VALUE
-------------------------------------------------------------------------
          COMMON STOCKS (CONTINUED)
          SOUTH KOREA (CONTINUED)
   2,599    Chosun Brewery *................................  $    96,154
   2,394    Hyundai Engineering and Construction Co *.......      109,863
   2,800    Korea Electric Power Corp.......................      111,170
   1,700    Korean Air *....................................       59,607
     700    LG Information & Communication..................       64,067
     300    Pohang Iron & Steel Co..........................       19,607
   2,200    Sammi Steel Co..................................       17,356
       1    Samsung Electronics *...........................          182
     131    Samsung Electronics GDR (common shares) *.......       23,811
     639    Samsung Electronics GDS (non-voting shares).....       37,861
     180    Shinsegae Department Stores.....................       15,036
                                                              -----------
                                                                  665,297
                                                              -----------
          TAIWAN - 2.5%
   4,400    Asia Cement Corporation GDS.....................       72,600
  40,000    China Bills Finance Corp........................       53,359
 140,000    China Steel Corporation.........................      111,848
   3,004    Tung Ho Steel GDR...............................       30,791
  44,600    Walsin Lihwa Electric Wire & Cable..............       46,419
                                                              -----------
                                                                  315,017
                                                              -----------
          THAILAND - 11.5%
  59,100    Electricity Generating..........................      175,291
  35,000    Finance One.....................................      204,248
 150,000    First Bangkok City Bank.........................      111,651
  14,000    K.R. Precision Co...............................       97,817
   6,000    Loxley Co.......................................      121,953
 118,000    Saha Union Corp.................................      132,334
   7,000    Sanyo Universal Electric Co.....................       30,568
  40,000    Swedish Motor Corp..............................      173,085
  45,000    Thai Military Bank..............................      155,681

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
   GOVETT PACIFIC STRATEGY FUND (CONTINUED)
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

 SHARES                      DESCRIPTION                         VALUE
-------------------------------------------------------------------------
          COMMON STOCKS (CONTINUED)
          THAILAND (CONTINUED)
  18,500    United Communication Industry...................  $   236,483
                                                              -----------
                                                                1,439,111
                                                              -----------
            TOTAL - COMMON STOCKS (Cost $11,459,619)........   11,432,271
                                                              -----------
          PREFERRED STOCKS - 1.0%
          SOUTH KOREA - 1.0%
   1,048    Samsung Electronics *...........................      121,586
                                                              -----------
            TOTAL - PREFERRED STOCKS (Cost $117,676)........      121,586
                                                              -----------
          WARRANTS - 0.3%
          HONG KONG - 0.0%
   7,875    Jardine Strategic Holdings Warrants 05/02/98
              *.............................................        2,520
                                                              -----------
          JAPAN - 0.2%
      15    Fujitsu Warrants 12/06/00 *.....................       11,813
      20    Keihin Electric Warrants 11/02/99 *.............       13,000
  25,000    Salomon Brothers Nikkei 300 Warrants 01/18/96
              *.............................................        2,625
                                                              -----------
                                                                   27,438
                                                              -----------
          MALAYSIA - 0.1%
   7,866    UMW Holdings Warrants 01/26/00 *................        5,544
                                                              -----------
          SOUTH KOREA - 0.0%
      11    Daewoo Corp Warrants 11/08/96 *.................        3,025
                                                              -----------
            TOTAL - WARRANTS (Cost $131,085)................       38,527
                                                              -----------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------
  GOVETT PACIFIC STRATEGY FUND (CONTINUED)
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

PRINCIPAL
 AMOUNT                      DESCRIPTION                         VALUE
-------------------------------------------------------------------------
          CONVERTIBLE BONDS - 2.9%
          JAPAN - 0.9%
$100,000    MBL International Finance, 3.00%, 11/30/02......  $   115,690
                                                              -----------
          TAIWAN - 2.0%
$ 30,000    Acer Inc, 4.00%, 06/10/01.......................       89,550
$100,000    President Enterprises, 0.00%, 07/22/01..........      132,000
$ 21,000    United Micro Electronic, 1.25%, 06/08/04........       26,434
                                                              -----------
                                                                  247,984
                                                              -----------
            TOTAL - CONVERTIBLE BONDS (Cost $331,899).......      363,674
                                                              -----------
          TOTAL INVESTMENTS - 95.7% (Cost $12,040,279)......   11,956,058
          Other Assets and Liabilities (net) - 4.3%.........      534,711
                                                              -----------
          TOTAL NET ASSETS - 100.0%.........................  $12,490,769
                                                              -----------
                                                              -----------

   * NON-INCOME PRODUCING SECURITY
 ADR AMERICAN DEPOSITORY RECEIPT
GDR  GLOBAL DEPOSITORY RECEIPT
 GDS GLOBAL DEPOSITORY SHARE

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
   GOVETT PACIFIC STRATEGY FUND (CONTINUED)
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

     GEOGRAPHIC CONCENTRATION*
Japan..................       23.7%
Hong Kong..............       16.7
Thailand...............       11.5
Malaysia...............       10.1
Singapore..............        9.8
South Korea............        6.3
Taiwan.................        4.5
Australia..............        4.5
China..................        3.1
Indonesia..............        2.4
Philippines............        1.9
India..................        0.9
Pakistan...............        0.3
                             -----
                              95.7
Other Assets and
  Liabilities (net)....        4.3
                             -----
    Total Net Assets...      100.0%
                             -----
                             -----

        SECTOR ALLOCATION*
Conglomerates..........       13.7%
Real Estate............       13.5
Finance................       12.8
Transportation.........        6.6
Banks..................        5.9
Electronics............        5.7
Natural Resources......        5.4
Telecommunications.....        5.4
Manufacturing..........        4.7
Utilities..............        4.5
Chemicals..............        4.3
Textiles...............        3.0
Construction and
  Construction
  Materials............        2.5
Leisure................        2.4
Wholesale and Retail
  Trade................        1.3
Health Care............        0.9
Storage................        0.8
Food and Beverage......        0.8
Consumer Goods and
  Services.............        0.6
Computers and Office
  Equipment............        0.6
Packaging..............        0.3
                             -----
                              95.7
Other Assets and
  Liabilities (net)....        4.3
                             -----
    Total Net Assets...      100.0%
                             -----
                             -----

* UNAUDITED

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------
  GOVETT LATIN AMERICA FUND
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

  SHARES                       DESCRIPTION                         VALUE
---------------------------------------------------------------------------
            COMMON STOCKS - 77.7%
            ARGENTINA - 11.2%
    40,000    Astra...........................................  $    73,989
     8,370    Banco Frances...................................       74,063
    25,000    Central Costanera B.............................       76,988
    15,000    Perez Companc B.................................       79,488
     3,000    Telefonica de Argentina ADR.....................       81,750
    26,930    Transportadora de Gas del Sur B.................       64,892
     4,000    YPF ADR.........................................       86,500
                                                                -----------
                                                                    537,670
                                                                -----------
            BRAZIL - 17.7%
     6,000    Aracruz Celulose ADR............................       46,500
     5,194    Cemig ADR.......................................      114,898
   200,000    Electrobras.....................................       54,118
 3,000,000    Paulista de Forca e Luz.........................      145,378
     4,204    Telebras ADR....................................      202,432
   450,000    Telefonica da Borda do Campo....................       67,133
    12,000    Usiminas ADR....................................       97,537
     3,000    Vale do Rio Doce ADR............................      123,467
                                                                -----------
                                                                    851,463
                                                                -----------
            CHILE - 11.7%
    14,000    Antofagasta Holdings............................       63,533
    10,000    Banco Osorno ADR................................      138,750
     1,500    Compania de Telefonos de Chile ADR..............      124,313
     3,000    Endesa ADR......................................       68,250
     2,250    Enersis ADR.....................................       64,125
     3,000    Masisa ADR......................................       58,500
     1,000    Sociedad Quimica Minera de Chile ADR............       47,000
                                                                -----------
                                                                    564,471
                                                                -----------
            COLOMBIA - 4.0%
     3,000    Cadenalco ADR...................................       35,250
     4,400    Cemento Argos...................................       27,534
     4,000    Cementos Paz del Rio ADS........................       63,398

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
   GOVETT LATIN AMERICA FUND (CONTINUED)
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

  SHARES                       DESCRIPTION                         VALUE
---------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            COLOMBIA (CONTINUED)
     3,500    Suramericana de Seguros.........................  $    65,354
                                                                -----------
                                                                    191,536
                                                                -----------
            ECUADOR - 1.4%
       384    La Cimento Nacional GDR.........................       67,668
                                                                -----------
            MEXICO - 25.2%
    20,000    Apasco..........................................       81,918
     4,000    Bufete Industrial ADR...........................       60,000
    10,006    Cemex ADR.......................................       71,816
    95,000    Cifra C.........................................       96,047
    18,000    Corporacion GEO B...............................       52,145
    20,000    Desc B..........................................       73,364
    20,000    Empaques Ponderosa B............................       35,774
     7,200    Empresas la Moderna ADR *.......................      111,600
    15,000    Grupo Carso *...................................       80,881
    13,500    Grupo Financiero Bancomer GDR...................       77,625
     6,000    Grupo Profesional Planeacion B..................       33,052
     3,000    Hylsamex GDS *..................................       61,500
     5,000    ICA.............................................       52,171
    21,700    Internacional de Ceramica.......................       26,719
    60,008    Organizacion Soriana A..........................       58,025
     2,000    Panamerican Beverages Inc A.....................       64,000
    20,000    Sears Roebuck de Mexico.........................       41,918
     4,250    Telefonos de Mexico ADR.........................      135,469
                                                                -----------
                                                                  1,214,024
                                                                -----------
            PERU - 4.4%
     8,000    Buenaventura....................................       51,714
    45,000    Embotelladora del Pacifico ADR B................       18,351
    27,625    Enrique Ferreyros...............................       32,359
    73,365    Fabricacion Industries T........................       26,418
    46,055    Indeco Peruana *................................       24,773
     4,217    Minsur..........................................       29,637

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
   GOVETT LATIN AMERICA FUND (CONTINUED)
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

  SHARES                       DESCRIPTION                         VALUE
---------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            PERU (CONTINUED)
    15,000    Telefonica de Peru..............................  $    32,213
                                                                -----------
                                                                    215,465
                                                                -----------
            URUGUAY - 2.1%
     6,150    Banco Commercial GDR............................       99,938
                                                                -----------
              TOTAL - COMMON STOCKS (Cost $4,312,866).........    3,742,235
                                                                -----------
            PREFERRED STOCKS - 15.8%
            BRAZIL - 15.8%
12,780,000    Acesita.........................................       74,291
10,000,000    Banco Bradesco..................................       87,000
   300,000    Banco Itau......................................       83,646
   245,513    Brahma..........................................      101,029
   325,000    Brasmotor.......................................       64,535
   300,000    Coteminas.......................................      100,290
   140,000    Dixie Toga......................................      122,434
34,795,612    Refripar........................................       69,452
   400,000    Telesp..........................................       58,851
                                                                -----------
                                                                    761,528
                                                                -----------
              TOTAL - PREFERRED STOCKS (Cost $800,038)........      761,528
                                                                -----------
            WARRANTS AND RIGHTS - 1.7%
            BRAZIL - 0.0%
   233,820    Banco Bradesco Rights 01/15/96 *................          385
     3,000    Brazil Basket Warrants 01/29/96 *...............          330
                                                                -----------
                                                                        715
                                                                -----------
            MEXICO - 1.7%
    67,000    Metalclad Warrants 09/30/99 *...................       83,750
                                                                -----------
              TOTAL - WARRANTS AND RIGHTS (Cost $5,820).......       84,465
                                                                -----------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------
  GOVETT LATIN AMERICA FUND (CONTINUED)
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

PRINCIPAL
  AMOUNT                       DESCRIPTION                         VALUE
---------------------------------------------------------------------------
            CONVERTIBLE BONDS - 0.6%
            PERU - 0.6%
  $ 20,000    International Financial Holdings, 6.50%,
                08/01/99......................................  $    26,900
                                                                -----------
              TOTAL - CONVERTIBLE BONDS (Cost $20,000)........       26,900
                                                                -----------
            TOTAL INVESTMENTS - 95.8% (Cost $5,138,724).......    4,615,128
            Other Assets and Liabilities (net) - 4.2%.........      201,516
                                                                -----------
            TOTAL NET ASSETS - 100.0%.........................  $ 4,816,644
                                                                -----------
                                                                -----------

   * NON-INCOME PRODUCING SECURITY
 ADR AMERICAN DEPOSITORY RECEIPT
 ADS AMERICAN DEPOSITORY SHARE
GDR  GLOBAL DEPOSITORY RECEIPT

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
   GOVETT LATIN AMERICA FUND (CONTINUED)
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

     GEOGRAPHIC CONCENTRATION*
Brazil.................       33.5%
Mexico.................       26.9
Chile..................       11.7
Argentina..............       11.2
Peru...................        5.0
Colombia...............        4.0
Uruguay................        2.1
Ecuador................        1.4
                             -----
                              95.8
Other Assets and
  Liabilities (net)....        4.2
                             -----
    Total Net Assets...      100.0%
                             -----
                             -----

        SECTOR ALLOCATION*
Telecommunications.....       14.5%
Finance................       13.6
Natural Resources......       12.5
Construction and
  Construction
  Materials............       11.1
Conglomerates..........        9.4
Utilities..............        8.2
Industrial.............        6.3
Consumer Goods and
  Services.............        4.5
Food and Beverage......        3.8
Retail.................        3.6
Transportation.........        2.9
Textiles...............        2.1
Wholesale and Retail
  Trade................        1.2
Electronics............        1.1
Chemicals..............        1.0
                             -----
                              95.8
Other Assets and
  Liabilities (net)....        4.2
                             -----
    Total Net Assets...      100.0%
                             -----
                             -----

* UNAUDITED

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------
  GOVETT GLOBAL INCOME FUND
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

    PRINCIPAL
      AMOUNT                           DESCRIPTION                         VALUE
-----------------------------------------------------------------------------------
                    GOVERNMENT BONDS - 78.9%
                    SOUTH AFRICA - 5.8%
        $2,200,000    Republic Of South Africa, 9.625%, 12/15/99......  $ 2,368,440
                                                                        -----------
                    UNITED STATES - 73.1%
        $5,700,000    U.S. Treasury Bond, 7.50%, 01/31/96 *...........    5,716,023
        $6,500,000    U.S. Treasury Bond, 9.375%, 04/15/96 *..........    6,579,209
       $13,600,000    U.S. Treasury Bond, 6.50%, 09/30/96 *...........   13,729,093
        $3,600,000    U.S. Treasury Bond, 7.50%, 02/15/05.............    4,087,120
                                                                        -----------
                                                                         30,111,445
                                                                        -----------
                      TOTAL - BONDS (Cost $32,291,555)................   32,479,885
                                                                        -----------
                    SHORT-TERM INVESTMENTS - 16.6%
                    POLAND - 10.2%
PLZ       5,150,000   Polish Treasury Bill, 3/06/96...................    2,001,813
PLZ       5,510,000   Polish Treasury Bill, 01/24/96..................    2,198,199
                                                                        -----------
                                                                          4,200,012
                                                                        -----------
                    SOUTH AFRICA - 3.7%
ZAR       5,700,000   Escom Commercial Paper, 3/04/96.................    1,508,433
                                                                        -----------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
   GOVETT GLOBAL INCOME FUND (CONTINUED)
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

    PRINCIPAL
      AMOUNT                           DESCRIPTION                         VALUE
-----------------------------------------------------------------------------------
                    SHORT-TERM INVESTMENTS (CONTINUED)
                    TURKEY - 2.7%
TRL  69,500,000,000   Turkish Treasury Bill, 01/05/96.................  $ 1,129,170
                                                                        -----------
                      TOTAL - SHORT-TERM INVESTMENTS (Cost
                        $7,135,223)...................................    6,837,615
                                                                        -----------
                    TOTAL INVESTMENTS - 95.5% (Cost $39,426,778)......   39,317,500
                    Other Assets and Liabilities (net) - 4.5%.........    1,863,120
                                                                        -----------
                    TOTAL NET ASSETS - 100.0%.........................  $41,180,620
                                                                        -----------
                                                                        -----------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------
  GOVETT GLOBAL INCOME FUND (CONTINUED)
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

SECURITY FORWARD PURCHASE COMMITMENT CONTRACTS

                                                                               NET
SETTLEMENT       PRINCIPAL                                                 UNREALIZED
   DATE            AMOUNT                       SECURITY                  APPRECIATION
------------------------------------------------------------------------------------
   01/05/96   $       4,400,000    US Treasury Note, 7.50%, 02/15/05....    $ 236,388
                                   Government of France, OAT, 7.75%,
   01/19/96   FRF    14,800,000      10/25/05...........................      130,791
                                   Republic of Austria, 6.875%,
   01/22/96    AUS   28,000,000      06/20/05...........................        3,885
                                   Netherlands Government, 7.00%,
   02/13/96    NLG    3,900,000      06/15/05...........................      121,648
   02/20/96    DEM    8,500,000    Treuhandanstalt, 6.50%, 04/23/03.....      208,404
   04/08/96   $       5,750,000    US Treasury Note, 7.50%, 02/15/05....       26,977
                                   Italian Government, 12.00%,
   04/12/96   ITL 5,750,000,000      01/01/03...........................       50,687
                                                                          -------------
TOTAL FORWARD PURCHASE COMMITMENT CONTRACTS
(COST $29,355,095)......................................................  $   778,780
                                                                          -------------
                                                                          -------------

   * SECURITY WAS PLEDGED AS COLLATERAL FOR FORWARD PURCHASE COMMITMENTS CONTRACTS (SEE NOTE 1)
 AUS  AUSTRIAN SCHILLING
  ITL ITALIAN LIRA
 TRL  TURKISH LIRA
 DEM  GERMAN MARK
 NLG  NETHERLANDS GUILDER
 ZAR  SOUTH AFRICAN RAND
 FRF  FRENCH FRANC
 PLZ  POLISH ZLOTY

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------
  GOVETT GLOBAL INCOME FUND (CONTINUED)
  Schedule of Investments
  (showing percentage of total net assets)
  December 31, 1995

                     GEOGRAPHIC CONCENTRATION*
    (PERCENTAGES INCLUDE SECURITY FORWARD PURCHASE COMMITMENTS)
            United States...............................       27.6%
            Germany.....................................       15.0
            Poland......................................       10.2
            South Africa................................        9.5
            Italy.......................................        9.4
            France......................................        7.9
            Austria.....................................        6.9
            Netherlands.................................        6.3
            Turkey......................................        2.7
                                                              -----
                                                               95.5
            Other Assets and Liabilities (net)..........        4.5
                                                              -----
                Total Net Assets........................      100.0%
                                                              -----
                                                              -----

* UNAUDITED

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                 (This page has been left blank intentionally.)

--------------------------------------------------------------
  STATEMENTS OF ASSETS AND LIABILITIES
  December 31, 1995

                                                                   INTERNATIONAL    EMERGING
                                                                    EQUITY FUND   MARKETS FUND
                                                                   -------------  -------------
ASSETS:
Investments, at value (Note 1)* - (see accompanying Schedule of
  Investments)...................................................   $28,085,998    $72,657,932
Repurchase agreement.............................................       --             --
Cash in overnight time deposit...................................       --           3,347,706
Foreign currency, at value (Note 1)**............................           120      1,125,728
Receivable from:
  Securities sold................................................       706,012         84,540
  Net open forward purchase commitments (see accompanying
    Schedule of Investments).....................................       --             --
  Closed forward purchase commitments (Note 9)...................       --             --
  Net open forward currency contracts (Note 9)...................       103,356        --
  Fund shares sold...............................................       129,161        721,883
  Dividends and interest.........................................        87,945        214,877
  Investment manager (Note 2)....................................       --             --
Prepaid expenses.................................................        28,440         29,890
Deferred organization expense....................................        14,416         14,416
                                                                   -------------  -------------
  Total assets...................................................    29,155,448     78,196,972
                                                                   -------------  -------------
LIABILITIES:
Notes payable (Note 4)...........................................       354,935        --
Payable for:
  Securities purchased...........................................       --           1,482,060
  Fund shares repurchased........................................       183,001        624,427
  Distributions declared.........................................       --             --
  Net open forward currency contracts (Note 9)...................       --             --
  Management fee (Note 2)........................................         2,005          6,677
Accrued expenses and other liabilities...........................        69,056        196,891
                                                                   -------------  -------------
  Total liabilities..............................................       608,997      2,310,055
                                                                   -------------  -------------
NET ASSETS.......................................................   $28,546,451    $75,886,917
                                                                   -------------  -------------
                                                                   -------------  -------------
NET ASSETS CONSIST OF:
Paid-in capital..................................................   $25,740,046    $88,217,026
Undistributed net investment income (loss).......................       131,541        (25,349)
Accumulated net realized gain (loss) on investments and foreign
  currency transactions..........................................       328,387     (8,216,985)
Net unrealized appreciation (depreciation) on investments,
  forward currency contracts, forward purchase commitments and
  net other assets...............................................     2,346,477     (4,087,775)
                                                                   -------------  -------------
NET ASSETS.......................................................   $28,546,451    $75,886,917
                                                                   -------------  -------------
                                                                   -------------  -------------
SHARES OUTSTANDING...............................................     2,532,903      6,202,011
                                                                   -------------  -------------
                                                                   -------------  -------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE...................   $     11.27    $     12.24
                                                                   -------------  -------------
                                                                   -------------  -------------
OFFERING PRICE PER SHARE (NET ASSET VALUE DIVIDED BY 95.05%).....   $     11.86    $     12.88
                                                                   -------------  -------------
                                                                   -------------  -------------
* Cost of investments............................................   $25,843,788    $76,713,493
** Cost of foreign currency......................................   $       121    $ 1,160,762

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------

                                                                      SMALLER                       LATIN
                                                                     COMPANIES       PACIFIC       AMERICA       GLOBAL
                                                                       FUND       STRATEGY FUND     FUND      INCOME FUND
                                                                   -------------  -------------  -----------  ------------
ASSETS:
Investments, at value (Note 1)* - (see accompanying Schedule of
  Investments)...................................................  $ 467,603,174   $11,956,058   $ 4,615,128   $39,317,500
Repurchase agreement.............................................     42,718,371       --            --            --
Cash in overnight time deposit...................................       --           1,261,033       --           445,175
Foreign currency, at value (Note 1)**............................            184       817,018       --            --
Receivable from:
  Securities sold................................................     10,727,438        37,172        94,233       --
  Net open forward purchase commitments (see accompanying
    Schedule of Investments).....................................       --             --            --           778,780
  Closed forward purchase commitments (Note 9)...................       --             --            --           260,558
  Net open forward currency contracts (Note 9)...................       --              26,980       --            --
  Fund shares sold...............................................      2,345,025        13,869        74,774        3,909
  Dividends and interest.........................................         24,794        13,820        21,325      674,488
  Investment manager (Note 2)....................................       --               9,483         4,481       --
Prepaid expenses.................................................         61,216        27,105        23,095       27,740
Deferred organization expense....................................         16,288        18,985        18,804       14,416
                                                                   -------------  -------------  -----------  ------------
  Total assets...................................................    523,496,490    14,181,523     4,851,840   41,522,566
                                                                   -------------  -------------  -----------  ------------
LIABILITIES:
Notes payable (Note 4)...........................................       --             --            --            --
Payable for:
  Securities purchased...........................................      2,327,343     1,578,097       --            --
  Fund shares repurchased........................................      1,820,014        76,114        13,541      118,567
  Distributions declared.........................................       --             --            --           123,389
  Net open forward currency contracts (Note 9)...................       --             --            --            11,998
  Management fee (Note 2)........................................        241,741       --            --            12,767
Accrued expenses and other liabilities...........................      1,117,025        36,543        21,655       75,225
                                                                   -------------  -------------  -----------  ------------
  Total liabilities..............................................      5,506,123     1,690,754        35,196      341,946
                                                                   -------------  -------------  -----------  ------------
NET ASSETS.......................................................  $ 517,990,367   $12,490,769   $ 4,816,644   $41,180,620
                                                                   -------------  -------------  -----------  ------------
                                                                   -------------  -------------  -----------  ------------
NET ASSETS CONSIST OF:
Paid-in capital..................................................  $ 390,930,333   $15,531,017   $ 7,550,849   $43,542,752
Undistributed net investment income (loss).......................       --              14,325       --          (355,342)
Accumulated net realized gain (loss) on investments and foreign
  currency transactions..........................................     16,187,585    (2,995,615)   (2,210,597)  (2,681,984)
Net unrealized appreciation (depreciation) on investments,
  forward currency contracts, forward purchase commitments and
  net other assets...............................................    110,872,449       (58,958)     (523,608)     675,194
                                                                   -------------  -------------  -----------  ------------
NET ASSETS.......................................................  $ 517,990,367   $12,490,769   $ 4,816,644  S$41,180,620
                                                                   -------------  -------------  -----------  ------------
                                                                   -------------  -------------  -----------  ------------
SHARES OUTSTANDING...............................................     17,290,821     1,464,387       748,061    4,591,940
                                                                   -------------  -------------  -----------  ------------
                                                                   -------------  -------------  -----------  ------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE...................  $       29.96   $      8.53   $      6.44   $     8.97
                                                                   -------------  -------------  -----------  ------------
                                                                   -------------  -------------  -----------  ------------
OFFERING PRICE PER SHARE (NET ASSET VALUE DIVIDED BY 95.05%).....  $       31.52   $      8.97   $      6.77   $     9.44
                                                                   -------------  -------------  -----------  ------------
                                                                   -------------  -------------  -----------  ------------
* Cost of investments............................................  $ 356,730,725   $12,040,279   $ 5,138,724   $39,426,778
** Cost of foreign currency......................................  $         186   $   820,464       --            --

--------------------------------------------------------------
  STATEMENTS OF OPERATIONS
  For the year ended December 31, 1995

                                                                   INTERNATIONAL    EMERGING
                                                                    EQUITY FUND   MARKETS FUND
                                                                   -------------  -------------
INVESTMENT INCOME:
Interest.........................................................   $    55,642    $   259,765
Dividends *......................................................       517,879      1,267,746
                                                                   -------------  -------------
  Total investment income........................................       573,521      1,527,511
                                                                   -------------  -------------
EXPENSES:
Management fee (Note 2)..........................................       302,657        745,285
Custody and administration fees..................................       110,158        432,106
12b-1 fee Class A (Note 3).......................................       152,106        374,718
Professional fees................................................        56,311         70,157
Transfer agency fee..............................................       118,697        320,766
Registration and filing fees.....................................        31,350         38,941
Directors' fees and expenses.....................................        25,786         30,962
Amortization of organization costs...............................        14,190         14,190
Other............................................................        25,503         53,953
                                                                   -------------  -------------
  Total expenses.................................................       836,758      2,081,078
Less: Expenses reimbursable and fees waived by the Manager (Note
  2).............................................................        76,145        207,496
                                                                   -------------  -------------
Net operating expenses...........................................       760,613      1,873,582
                                                                   -------------  -------------
Interest expense.................................................         7,466         18,463
                                                                   -------------  -------------
NET INVESTMENT INCOME (LOSS).....................................      (194,558)      (364,534)
                                                                   -------------  -------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
  Investment transactions........................................       749,268     (7,289,885)
  Foreign currency transactions..................................       317,782       (226,020)
                                                                   -------------  -------------
    Net realized gain (loss).....................................     1,067,050     (7,515,905)
                                                                   -------------  -------------
Net change in unrealized appreciation (depreciation) on:
  Investments....................................................     2,179,903      1,529,309
  Forward currency contracts.....................................       103,356        --
  Forward security purchase contracts............................       --             --
  Foreign currency and net other assets..........................        (4,803)       (56,727)
                                                                   -------------  -------------
    Net unrealized appreciation during the period................     2,278,456      1,472,582
                                                                   -------------  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)..........................     3,345,506     (6,043,323)
                                                                   -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.....................................................   $ 3,150,948    $(6,407,857)
                                                                   -------------  -------------
                                                                   -------------  -------------
* Net of foreign taxes withheld of:..............................   $    93,176    $   132,207

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------

                                                                      SMALLER       PACIFIC
                                                                     COMPANIES      STRATEGY       LATIN         GLOBAL
                                                                       FUND           FUND      AMERICA FUND  INCOME FUND
                                                                   -------------  ------------  ------------  ------------
INVESTMENT INCOME:
Interest.........................................................  $     903,344  $     24,113  $     17,181   $4,177,043
Dividends *......................................................        107,188       196,907       104,020       --
                                                                   -------------  ------------  ------------  ------------
  Total investment income........................................      1,010,532       221,020       121,201    4,177,043
                                                                   -------------  ------------  ------------  ------------
EXPENSES:
Management fee (Note 2)..........................................      3,173,782       118,565        47,489      338,596
Custody and administration fees..................................        503,225       108,722        67,637       91,602
12b-1 fee Class A (Note 3).......................................      1,601,106        59,626        23,877      158,798
Professional fees................................................        208,856        44,340        41,284       60,731
Transfer agency fee..............................................        955,385        33,574        24,504      129,886
Registration and filing fees.....................................        196,792        27,494        29,779       26,982
Directors' fees and expenses.....................................         48,516        23,246        22,276       27,307
Amortization of organization costs...............................          8,165         6,343         5,929       14,190
Other............................................................        108,112         9,259         7,538       26,472
                                                                   -------------  ------------  ------------  ------------
  Total expenses.................................................      6,803,939       431,169       270,313      874,564
Less: Expenses reimbursable and fees waived by the Manager (Note
  2).............................................................        559,632       133,040       150,934       80,573
                                                                   -------------  ------------  ------------  ------------
Net operating expenses...........................................      6,244,307       298,129       119,379      793,991
                                                                   -------------  ------------  ------------  ------------
Interest expense.................................................          7,146         3,078         1,605        4,034
                                                                   -------------  ------------  ------------  ------------
NET INVESTMENT INCOME (LOSS).....................................     (5,240,921)      (80,187)          217    3,379,018
                                                                   -------------  ------------  ------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
  Investment transactions........................................     50,116,140    (1,886,813)   (1,974,755)   2,536,571
  Foreign currency transactions..................................       --              87,973       (37,057)  (1,111,154)
                                                                   -------------  ------------  ------------  ------------
    Net realized gain (loss).....................................     50,116,140    (1,798,840)   (2,011,812)   1,425,417
                                                                   -------------  ------------  ------------  ------------
Net change in unrealized appreciation (depreciation) on:
  Investments....................................................    101,603,018     1,449,284       938,169      350,073
  Forward currency contracts.....................................       --              26,980       --            58,466
  Forward security purchase contracts............................       --             --            --           778,780
  Foreign currency and net other assets..........................              3       (11,965)          213       13,245
                                                                   -------------  ------------  ------------  ------------
    Net unrealized appreciation during the period................    101,603,021     1,464,299       938,382    1,200,564
                                                                   -------------  ------------  ------------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)..........................    151,719,161      (334,541)   (1,073,430)   2,625,981
                                                                   -------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.....................................................  $ 146,478,240  $   (414,728) $ (1,073,213)  $6,004,999
                                                                   -------------  ------------  ------------  ------------
                                                                   -------------  ------------  ------------  ------------
* Net of foreign taxes withheld of:..............................  $       2,354  $     21,221  $      7,301       --

--------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS

                                                         INTERNATIONAL EQUITY FUND
                                                          YEAR ENDED DECEMBER 31,
                                                        ----------------------------
                                                            1995           1994
                                                        -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income (loss)..........................  $    (194,558) $    (356,958)
Net realized gain (loss) on investment and foreign
  currency transactions...............................      1,067,050      4,195,834
Net change in unrealized appreciation (depreciation)
  on investments, forward currency contracts, foreign
  currency, and other assets..........................      2,278,456     (7,489,312)
                                                        -------------  -------------
Net increase (decrease) in net assets resulting from
  operations..........................................      3,150,948     (3,650,436)
                                                        -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income............................       --             --
In excess of net investment income....................       --             --
From net realized capital gains.......................        (23,679)    (5,709,085)
In excess of net realized capital gains...............       --             --
Tax return of capital.................................       --             --
                                                        -------------  -------------
  Total distributions to shareholders.................        (23,679)    (5,709,085)
                                                        -------------  -------------
FUND SHARE TRANSACTIONS (NOTE 6):
Proceeds from shares sold.............................      9,996,843     48,342,857
Assets acquired from Govett Developing Markets Bond
  Fund (Note 7).......................................       --             --
Net asset value of shares issued on reinvestment of
  distributions.......................................         22,100      5,132,796
Cost of shares repurchased............................    (16,895,695)   (56,429,994)
                                                        -------------  -------------
Net increase (decrease) in net assets resulting from
  Fund share transactions.............................     (6,876,752)    (2,954,341)
                                                        -------------  -------------
TOTAL CHANGE IN NET ASSETS............................     (3,749,483)   (12,313,862)
NET ASSETS:
Beginning of period...................................     32,295,934     44,609,796
                                                        -------------  -------------
End of period *.......................................  $  28,546,451  $  32,295,934
                                                        -------------  -------------
                                                        -------------  -------------
* Including undistributed net investment loss of:.....  $     131,541  $     (31,008)

(A) COMMENCEMENT OF OPERATIONS WAS MARCH 7, 1994.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------

                                                            EMERGING MARKETS FUND         SMALLER COMPANIES FUND
                                                           YEAR ENDED DECEMBER 31,        YEAR ENDED DECEMBER 31,
                                                        -----------------------------  -----------------------------
                                                            1995            1994            1995           1994
                                                        -------------  --------------  --------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income (loss)..........................  $    (364,534) $     (649,481) $   (5,240,921) $    (474,738)
Net realized gain (loss) on investment and foreign
  currency transactions...............................     (7,515,905)      8,772,370      50,116,140      9,486,544
Net change in unrealized appreciation (depreciation)
  on investments, forward currency contracts, foreign
  currency, and other assets..........................      1,472,582     (21,376,938)    101,603,021      4,131,346
                                                        -------------  --------------  --------------  -------------
Net increase (decrease) in net assets resulting from
  operations..........................................     (6,407,857)    (13,254,049)    146,478,240     13,143,152
                                                        -------------  --------------  --------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income............................       --              --              --             --
In excess of net investment income....................       --              --              --             --
From net realized capital gains.......................        (53,799)    (12,753,820)    (35,821,751)    (3,261,233)
In excess of net realized capital gains...............       --              (234,040)       --             --
Tax return of capital.................................       --              --              --             --
                                                        -------------  --------------  --------------  -------------
  Total distributions to shareholders.................        (53,799)    (12,987,860)    (35,821,751)    (3,261,233)
                                                        -------------  --------------  --------------  -------------
FUND SHARE TRANSACTIONS (NOTE 6):
Proceeds from shares sold.............................     72,812,483     129,481,614     617,309,409    112,661,218
Assets acquired from Govett Developing Markets Bond
  Fund (Note 7).......................................       --              --              --             --
Net asset value of shares issued on reinvestment of
  distributions.......................................         49,891      11,343,753      32,731,146      3,034,952
Cost of shares repurchased............................    (67,325,397)   (109,193,765)   (319,579,803)   (88,386,149)
                                                        -------------  --------------  --------------  -------------
Net increase (decrease) in net assets resulting from
  Fund share transactions.............................      5,536,977      31,631,602     330,460,752     27,310,021
                                                        -------------  --------------  --------------  -------------
TOTAL CHANGE IN NET ASSETS............................       (924,679)      5,389,693     441,117,241     37,191,940
NET ASSETS:
Beginning of period...................................     76,811,596      71,421,903      76,873,126     39,681,186
                                                        -------------  --------------  --------------  -------------
End of period *.......................................  $  75,886,917  $   76,811,596  $  517,990,367  $  76,873,126
                                                        -------------  --------------  --------------  -------------
                                                        -------------  --------------  --------------  -------------
* Including undistributed net investment loss of:.....  $     (25,349) $     (233,219) $     --        $      (8,041)

--------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                      PACIFIC STRATEGY FUND
                                                                     YEAR ENDED DECEMBER 31,
                                                                   ----------------------------
                                                                       1995           1994
                                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income (loss).....................................  $     (80,187) $    (278,208)
Net realized gain (loss) on investment and foreign currency
  transactions...................................................     (1,798,840)    (1,115,896)
Net change in unrealized appreciation (depreciation) on
  investments, forward currency contracts, foreign currency, and
  other assets...................................................      1,464,299     (1,523,257)
                                                                   -------------  -------------
Net increase (decrease) in net assets resulting from
  operations.....................................................       (414,728)    (2,917,361)
                                                                   -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income.......................................       --             --
In excess of net investment income...............................       --             --
From net realized capital gains..................................       --             --
In excess of net realized capital gains..........................       --             --
Tax return of capital............................................       --             --
                                                                   -------------  -------------
  Total distributions to shareholders............................       --             --
                                                                   -------------  -------------
FUND SHARE TRANSACTIONS (NOTE 6):
Proceeds from shares sold........................................     11,102,393     88,954,561
Assets acquired from Govett Developing Markets Bond Fund (Note
  7).............................................................       --             --
Net asset value of shares issued on reinvestment of
  distributions..................................................       --             --
Cost of shares repurchased.......................................    (12,046,042)   (72,188,154)
                                                                   -------------  -------------
Net increase (decrease) in net assets resulting from Fund share
  transactions...................................................       (943,649)    16,766,407
                                                                   -------------  -------------
TOTAL CHANGE IN NET ASSETS.......................................     (1,358,377)    13,849,046
NET ASSETS:
Beginning of period..............................................     13,849,146            100
                                                                   -------------  -------------
End of period *..................................................  $  12,490,769  $  13,849,146
                                                                   -------------  -------------
                                                                   -------------  -------------
* Including undistributed net investment loss of:................  $      14,325       --

(A) COMMENCEMENT OF OPERATIONS WAS MARCH 7, 1994.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------

                                                                        LATIN AMERICA FUND
                                                                   ----------------------------       GLOBAL INCOME FUND
                                                                    YEAR ENDED    PERIOD ENDED     YEAR ENDED DECEMBER 31,
                                                                   DECEMBER 31,   DECEMBER 31,   ----------------------------
                                                                       1995         1994 (A)         1995           1994
                                                                   -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income (loss).....................................   $       217   $     (77,854) $   3,379,018  $   6,048,018
Net realized gain (loss) on investment and foreign currency
  transactions...................................................    (2,011,812)        237,588      1,425,417    (12,553,764)
Net change in unrealized appreciation (depreciation) on
  investments, forward currency contracts, foreign currency, and
  other assets...................................................       938,382      (1,461,990)     1,200,564     (1,614,301)
                                                                   -------------  -------------  -------------  -------------
Net increase (decrease) in net assets resulting from
  operations.....................................................    (1,073,213)     (1,302,256)     6,004,999     (8,120,047)
                                                                   -------------  -------------  -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income.......................................       --             --           (3,379,018)    (1,929,087)
In excess of net investment income...............................       --             --              (43,384)      --
From net realized capital gains..................................       --             (237,588)      --             --
In excess of net realized capital gains..........................       --             (189,215)      --             --
Tax return of capital............................................       --             --             --           (4,241,735)
                                                                   -------------  -------------  -------------  -------------
  Total distributions to shareholders............................       --             (426,803)    (3,422,402)    (6,170,822)
                                                                   -------------  -------------  -------------  -------------
FUND SHARE TRANSACTIONS (NOTE 6):
Proceeds from shares sold........................................     6,916,699      20,373,324      4,442,943     32,352,529
Assets acquired from Govett Developing Markets Bond Fund (Note
  7).............................................................       --             --              903,675       --
Net asset value of shares issued on reinvestment of
  distributions..................................................       --              418,178      2,072,302      3,415,621
Cost of shares repurchased.......................................    (8,123,019)    (11,966,266)   (20,512,230)   (51,786,231)
                                                                   -------------  -------------  -------------  -------------
Net increase (decrease) in net assets resulting from Fund share
  transactions...................................................    (1,206,320)      8,825,236    (13,093,310)   (16,018,081)
                                                                   -------------  -------------  -------------  -------------
TOTAL CHANGE IN NET ASSETS.......................................    (2,279,533)      7,096,177    (10,510,713)   (30,308,950)
NET ASSETS:
Beginning of period..............................................     7,096,177        --           51,691,333     82,000,283
                                                                   -------------  -------------  -------------  -------------
End of period *..................................................   $ 4,816,644   $   7,096,177  $  41,180,620  $  51,691,333
                                                                   -------------  -------------  -------------  -------------
                                                                   -------------  -------------  -------------  -------------
* Including undistributed net investment loss of:................   $   --        $     (49,773) $    (355,342) $    (527,101)

--------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
 (For a Share Outstanding Throughout Each Period)

                                                               INTERNATIONAL EQUITY FUND
                                               ----------------------------------------------------------
                                                YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                   1995           1994           1993          1992(A)
                                               -------------  -------------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD.........    $   10.16      $   13.23      $    9.31      $   10.00
                                               -------------  -------------  -------------  -------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).................        (0.08)+        (0.12)+        (0.03)         (0.01)
Net realized and unrealized gain (loss) on
  investments................................         1.20          (0.94)          5.01          (0.52)
                                               -------------  -------------  -------------  -------------
    Total from investment operations.........         1.12          (1.06)          4.98          (0.53)
                                               -------------  -------------  -------------  -------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income...................       --             --             --              (0.04)
In excess of net investment income...........       --             --             --             --
From net realized gains......................        (0.01)         (2.01)         (1.06)         (0.12)
In excess of net realized capital gains......       --             --             --             --
Tax return of capital........................       --             --             --             --
                                               -------------  -------------  -------------  -------------
    Total distributions......................        (0.01)         (2.01)         (1.06)         (0.16)
                                               -------------  -------------  -------------  -------------
NET ASSET VALUE, END OF PERIOD...............    $   11.27      $   10.16      $   13.23      $    9.31
                                               -------------  -------------  -------------  -------------
                                               -------------  -------------  -------------  -------------
TOTAL RETURN **..............................        11.01%         (8.44)%        54.50%         (5.32)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)............    $  28,546      $  32,296      $  44,610      $   1,328
Net expenses to average daily net assets
  (Note A)...................................         2.50%          2.50%          2.50%          2.50%*
Net investment income (loss) to average daily
  net assets.................................        (0.64)%        (0.98)%        (0.79)%        (0.10)%*
Portfolio turnover rate......................          101%           155%           151%           140%
---------------------------------------------
Note A: John Govett & Co. Limited waived a
       portion of its management fees and
       Govett Financial Services Limited
       reimbursed a portion of the other
       operating expenses of the Funds for
       the years ended December 31, 1992,
       1993 and 1994. For the year ended
       December 31, 1995, John Govett & Co.
       Limited waived a portion of its
       management fee and reimbursed a
       portion of the other operating
       expenses of the Funds. Without the
       waiver and reimbursement of expenses,
       the expense ratios as a percentage of
       average net assets for the periods
       indicated would have been:

        Expenses.............................         2.75%          2.74%          2.65%         13.85%*

 (A) COMMENCEMENT OF OPERATIONS WAS JANUARY 7, 1992.
 (B) COMMENCEMENT OF OPERATIONS WAS JANUARY 1, 1993.
 (C) COMMENCEMENT OF OPERATIONS WAS JANUARY 1, 1994.
 (D) COMMENCEMENT OF OPERATIONS WAS MARCH 7, 1994.
  * ANNUALIZED
 ** TOTAL RETURN CALCULATIONS EXCLUDE FRONT END SALES LOAD.
  + PER SHARE NET INVESTMENT INCOME (LOSS) DOES NOT REFLECT THE CURRENT PERIOD'S
    RECLASSIFICATION OF PERMANENT DIFFERENCES BETWEEN BOOK AND TAX BASIS NET INVESTMENT INCOME (LOSS). SEE NOTE 1.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------

                                                                                                              SMALLER
                                                                                                             COMPANIES
                                                                 EMERGING MARKETS FUND                         FUND
                                               ----------------------------------------------------------  -------------
                                                YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED    YEAR ENDED
                                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                   1995           1994           1993          1992(A)         1995
                                               -------------  -------------  -------------  -------------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD.........    $   13.29      $   17.70      $   10.72      $   10.00     $     19.06
                                               -------------  -------------  -------------  -------------  -------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).................        (0.06)+        (0.11)+        (0.05)         (0.03)          (0.30)+
Net realized and unrealized gain (loss) on
  investments................................        (0.98)         (1.93)          8.36           0.75           13.32
                                               -------------  -------------  -------------  -------------  -------------
    Total from investment operations.........        (1.04)         (2.04)          8.31           0.72           13.02
                                               -------------  -------------  -------------  -------------  -------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income...................       --             --             --             --             --
In excess of net investment income...........       --             --             --             --             --
From net realized gains......................        (0.01)         (2.33)         (1.33)        --               (2.12)
In excess of net realized capital gains......       --              (0.04)        --             --             --
Tax return of capital........................       --             --             --             --             --
                                               -------------  -------------  -------------  -------------  -------------
    Total distributions......................        (0.01)         (2.37)         (1.33)        --               (2.12)
                                               -------------  -------------  -------------  -------------  -------------
NET ASSET VALUE, END OF PERIOD...............    $   12.24      $   13.29      $   17.70      $   10.72     $     29.96
                                               -------------  -------------  -------------  -------------  -------------
                                               -------------  -------------  -------------  -------------  -------------
TOTAL RETURN **..............................        (7.92)%       (12.65)%        79.73%          7.20%          69.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)............    $  75,887      $  76,812      $  71,422      $   5,625     $   517,990
Net expenses to average daily net assets
  (Note A)...................................         2.50%          2.50%          2.50%          2.50%*          1.95%
Net investment income (loss) to average daily
  net assets.................................        (0.49)%        (0.77)%        (0.88)%        (0.49)%*        (1.64)%
Portfolio turnover rate......................          115%           140%           143%           182%            280%

Note A: John Govett & Co. Limited waived a portion of its management fees and Govett Financial Services Limited reimbursed a portion of the other operating expenses of the Funds for the years ended December 31, 1992, 1993 and 1994. For the year ended
       December 31, 1995, John Govett & Co.
       Limited waived a portion of its
       management fee and reimbursed a
       portion of the other operating
       expenses of the Funds. Without the
       waiver and reimbursement of expenses,
       the expense ratios as a percentage of
       average net assets for the periods
       indicated would have been:

        Expenses.............................         2.78%          2.65%          2.52%          7.52%*          2.12%


                                                YEAR ENDED     YEAR ENDED
                                               DECEMBER 31,   DECEMBER 31,
                                                   1994          1993(B)
                                               -------------
NET ASSET VALUE, BEGINNING OF PERIOD.........    $   15.85      $   10.00
                                               -------------  -------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).................        (0.10)+        (0.06)
Net realized and unrealized gain (loss) on
  investments................................         4.47           5.91
                                               -------------  -------------
    Total from investment operations.........         4.37           5.85
                                               -------------  -------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income...................       --             --
In excess of net investment income...........       --             --
From net realized gains......................        (1.16)        --
In excess of net realized capital gains......       --             --
Tax return of capital........................       --             --
                                               -------------  -------------
    Total distributions......................        (1.16)        --
                                               -------------  -------------
NET ASSET VALUE, END OF PERIOD...............    $   19.06      $   15.85
                                               -------------  -------------
                                               -------------  -------------
TOTAL RETURN **..............................        28.74%         58.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)............    $  76,873      $  39,681
Net expenses to average daily net assets
  (Note A)...................................         1.95%          1.95%
Net investment income (loss) to average daily
  net assets.................................        (1.13)%        (0.93)%
Portfolio turnover rate......................          519%           483%
Note A: John Govett & Co. Limited waived a
       portion of its management fees and
       Govett Financial Services Limited
       reimbursed a portion of the other
       operating expenses of the Funds for
       the years ended December 31, 1992,
       1993 and 1994. For the year ended
       December 31, 1995, John Govett & Co.
       Limited waived a portion of its
       management fee and reimbursed a
       portion of the other operating
       expenses of the Funds. Without the
       waiver and reimbursement of expenses,
       the expense ratios as a percentage of
       average net assets for the periods
       indicated would have been:
        Expenses.............................         2.40%          2.44%

--------------------------------------------------------------
  FINANCIAL HIGHLIGHTS (CONTINUED)
 (For a Share Outstanding Throughout Each Period)

                                                              PACIFIC STRATEGY FUND           LATIN AMERICA FUND
                                                           ----------------------------  ----------------------------
                                                            YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                               1995          1994(C)         1995          1994(D)
                                                           -------------  -------------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................    $    8.79      $   10.00      $    7.89      $   10.00
                                                           -------------  -------------  -------------  -------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............................        (0.05)+        (0.18)+        (0.01)+        (0.09)+
Net realized and unrealized gain (loss) on investments...        (0.21)         (1.03)         (1.44)         (1.53)
                                                           -------------  -------------  -------------  -------------
    Total from investment operations.....................        (0.26)         (1.21)         (1.45)         (1.62)
                                                           -------------  -------------  -------------  -------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income...............................       --             --             --             --
In excess of net investment income.......................       --             --             --             --
From net realized gains..................................       --             --             --              (0.27)
In excess of net realized capital gains..................       --             --             --              (0.22)
Tax return of capital....................................       --             --             --             --
                                                           -------------  -------------  -------------  -------------
    Total distributions..................................       --             --             --              (0.49)
                                                           -------------  -------------  -------------  -------------
NET ASSET VALUE, END OF PERIOD...........................    $    8.53      $    8.79      $    6.44      $    7.89
                                                           -------------  -------------  -------------  -------------
                                                           -------------  -------------  -------------  -------------
TOTAL RETURN **..........................................        (2.96)%       (12.10)%       (18.38)%       (16.94)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)........................    $  12,491      $  13,849      $   4,817      $   7,096
Net expenses to average daily net assets (Note A)........         2.50%          2.50%          2.50%          2.50%*
Net investment income (loss) to average daily net
  assets.................................................        (0.67)%        (1.33)%         0.00%         (1.06)%*
Portfolio turnover rate..................................          163%           213%           127%           185%
---------------------------------------------------------
Note A: John Govett & Co. Limited waived a portion of its
       management fees and Govett Financial Services
       Limited reimbursed a portion of the other
       operating expenses of the Funds for the years
       ended December 31, 1992, 1993 and 1994. For the
       year ended December 31, 1995, John Govett & Co.
       Limited waived a portion of its management fee and
       reimbursed a portion of the other operating
       expenses of the Funds. Without the waiver and
       reimbursement of expenses, the expense ratios as a
       percentage of average net assets for the periods
       indicated would have been:

        Expenses.........................................         3.62%          2.66%          5.66%          3.35%*

 (A) COMMENCEMENT OF OPERATIONS WAS JANUARY 7, 1992.
 (B) COMMENCEMENT OF OPERATIONS WAS JANUARY 1, 1993.
 (C) COMMENCEMENT OF OPERATIONS WAS JANUARY 1, 1994.
 (D) COMMENCEMENT OF OPERATIONS WAS MARCH 7, 1994.
  * ANNUALIZED
 ** TOTAL RETURN CALCULATIONS EXCLUDE FRONT END SALES LOAD.
  + PER SHARE NET INVESTMENT INCOME (LOSS) DOES NOT REFLECT THE CURRENT PERIOD'S
    RECLASSIFICATION OF PERMANENT DIFFERENCES BETWEEN BOOK AND TAX BASIS NET INVESTMENT INCOME (LOSS). SEE NOTE 1.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------

                                                                               GLOBAL INCOME FUND
                                                           ----------------------------------------------------------
                                                            YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                               1995           1994           1993          1992(A)
                                                           -------------  -------------  -------------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................    $    8.48      $   10.16      $    9.77      $   10.00
                                                           -------------  -------------  -------------  -------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............................         0.63+          0.76+          0.99           0.80
Net realized and unrealized gain (loss) on investments...         0.53          (1.67)          0.66           0.06
                                                           -------------  -------------  -------------  -------------
    Total from investment operations.....................         1.16          (0.91)          1.65           0.86
                                                           -------------  -------------  -------------  -------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income...............................        (0.63)         (0.24)         (0.95)         (0.78)
In excess of net investment income.......................        (0.04)        --             --             --
From net realized gains..................................       --             --              (0.31)         (0.31)
In excess of net realized capital gains..................       --             --             --             --
Tax return of capital....................................       --              (0.53)        --
                                                           -------------  -------------  -------------  -------------
    Total distributions..................................        (0.67)         (0.77)         (1.26)         (1.09)
                                                           -------------  -------------  -------------  -------------
NET ASSET VALUE, END OF PERIOD...........................    $    8.97      $    8.48      $   10.16      $    9.77
                                                           -------------  -------------  -------------  -------------
                                                           -------------  -------------  -------------  -------------
TOTAL RETURN **..........................................        14.11%         (9.16)%        17.64%          8.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)........................    $  41,181      $  51,691      $  82,000      $  34,084
Net expenses to average daily net assets (Note A)........         1.75%          1.75%          1.72%          1.75%*
Net investment income (loss) to average daily net
  assets.................................................         7.45%          8.30%          9.66%          9.75%*
Portfolio turnover rate..................................          249%           701%           328%           378%

Note A: John Govett & Co. Limited waived a portion of its management fees and Govett Financial Services
       Limited reimbursed a portion of the other operating expenses of the Funds for the years ended December 31, 1992, 1993 and 1994. For the year ended December 31, 1995, John Govett & Co.
       Limited waived a portion of its management fee and reimbursed a portion of the other operating expenses of the Funds. Without the waiver and reimbursement of expenses, the expense ratios as a percentage of average net assets for the periods indicated would have been:

        Expenses.........................................         1.93%          1.95%          1.72%          3.17%*

-------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES
The Govett Funds, Inc. (the "Company") was established as a Maryland corporation on November 13, 1990. The Company's Articles of Incorporation permit the Directors to create an unlimited number of series, each of which may issue one or more separate classes of shares. The Company presently consists of six series (individually a "Fund", and together the "Funds"), which are registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Govett International Equity Fund, Govett Emerging Markets Fund, Govett Smaller Companies Fund and Govett Pacific Strategy Fund are all diversified, open-end management investment companies. The Govett Latin America Fund and Govett Global Income Fund (formerly named the Govett Global Government Income Fund) are both non-diversified, open-end management investment companies.

Govett International Equity Fund seeks long-term capital appreciation by investing primarily in equity securities of companies located throughout the world. Govett Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located in emerging markets. Govett Smaller Companies Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies. Govett Pacific Strategy Fund seeks long-term capital appreciation by investing primarily in equity securities of companies located in the Pacific Rim. Govett Latin America Fund seeks long-term capital appreciation by investing primarily in equity and debt securities of companies located in Latin America. Govett Global Income Fund seeks primarily a high level of current income, consistent with preservation of capital, by investing primarily in foreign debt securities, and has a secondary objective of capital appreciation.

Each of the Funds has authorized the issuance of Class A, Class B and Class C shares, each with its own sales charge structure. As of January 1, 1995, all of the previously outstanding shares of each Fund were redesignated as Class A shares without any other changes, and Class B and Class C shares were authorized for issuance. As of December 31, 1995, only Class A shares were available to the public and Class B and Class C shares were inactive. The only activity for Class B and Class C during the year ended December 31, 1995 was an initial investment made by Berkeley Financial Services Limited (formerly

-------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

named Govett Financial Services Limited) on January 3, 1995. On June 29, 1995, the Govett Developing Markets Bond Fund was reorganized into the Govett Global Income Fund (See Note 7).

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

PORTFOLIO VALUATION--Portfolio securities listed or traded on domestic or foreign securities exchanges are valued at the last quoted sales price. Securities listed or traded on the over-the-counter market are valued at the mean between the latest available current bid and asked prices. Bonds and short-term debt securities with remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, they are valued based on prices for securities of comparable maturity, quality and type. Prices are obtained from pricing services as authorized by the Company's Board of Directors. Short-term debt securities which mature in 60 days or less are valued at amortized cost. Foreign securities quoted in foreign currency are translated into U.S. dollars at exchange rates quoted at 1:00 p.m. Eastern Time or at such other rates as John Govett & Co. Limited (the "Manager") may determine to be appropriate in computing net asset value. Securities for which there are no representative quotations or valuations are valued at fair value, determined in good faith, as authorized by the Company's Board of Directors.

REPURCHASE AGREEMENTS--Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Fund may

-------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

experience a loss if the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

FOREIGN CURRENCY TRANSLATION--The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the foreign currency exchange rates available at 1:00 p.m Eastern Time. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment in securities.

FORWARD CURRENCY EXCHANGE CONTRACTS--The Funds may enter into forward currency exchange contracts in connection with planned purchases or sales of securities or to hedge the value of some or all of a Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in currency exchange rates. Forward currency contracts are marked-to-market daily using the forward foreign currency exchange rates available at 1:00 p.m. Eastern Time or at such other rates as the Manager may determine to be appropriate. The change in value is recorded by the Funds as an unrealized gain or loss. When a forward currency contract is extinguished, either by delivering the currency or by entering into another forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract

-------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

at the time it was opened and the value of the contract at settlement date. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably relative to the U.S. dollar.

OPTIONS--The Smaller Companies Fund may purchase option contracts to manage its exposure to general market conditions. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price.

The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. Risks may arise if counterparties do not perform under the contract's terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions.

SECURITY FORWARD PURCHASE COMMITMENTS--The Global Income Fund may enter into security forward purchase commitments ("forward commitments"). Forward commitments are securities purchased for delivery beyond the normal settlement date at a stated price or yield, and no income accrues to the Fund on such securities prior to delivery. Forward commitments are marked-to-market on a daily basis. The change in value is recorded by the Funds as an unrealized gain or loss. When the Fund enters into a forward commitment transaction, it establishes a segregated account in which it maintains high quality liquid debt securities in an amount at least equal in value to the Fund's commitment to purchase such security. It is the Fund's intention to sell securities purchased on a forward commitment basis prior to settlement date. The Fund may experience a loss if a counterparty does not perform under the contract's terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis.

TAXES--The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. It is the policy of the Funds to distribute all of their taxable income, including any net realized gain on investments, to shareholders within the prescribed time periods. Therefore, no provision for income or excise tax is

-------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

necessary. At December 31, 1995, Emerging Markets Fund, Pacific Strategy Fund, Latin America Fund, and Global Income Fund had a capital loss carryforward of approximately $6,522,728, $2,704,485, $1,934,781 and $2,647,018, respectively.
The following carryforwards will expire on December 31, 2002: $464,940 (Pacific Strategy); and $2,647,018 (Global Income). The following carryforwards will expire on December 31, 2003: $6,522,728 (Emerging Markets); $2,239,545 (Pacific Strategy); and $1,934,781 (Latin America).

DISTRIBUTIONS TO SHAREHOLDERS--The International Equity Fund, Emerging Markets Fund, Smaller Companies Fund, Pacific Strategy Fund and Latin America Fund intend to declare and pay distributions from net investment income and net realized capital gains, if any, annually. The Global Income Fund seeks to declare dividends daily and to pay dividends monthly from net investment income, if any, and to declare and pay distributions from net realized capital gains, if any, annually.

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, post-October losses, option and forward transactions, currency contracts, organization costs, losses deferred due to wash sales transactions, market discount and realized gains on sales of investments in passive foreign investment companies.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income  and  accumulated  net realized  gain  may  include  temporary

-------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

book and tax differences which will reverse in a subsequent period. For the year ended December 31, 1995, the Funds reclassified the following amounts:

                                       UNDISTRIBUTED    ACCUMULATED
                                       NET INVESTMENT   NET REALIZED     PAID-IN
                                       INCOME (LOSS)    GAIN (LOSS)      CAPITAL
                                       --------------  --------------  ------------
International Equity Fund............   $    357,107   $     (348,751) $     (8,356)
Emerging Markets Fund................   $    572,404   $      (25,248) $   (547,156)
Smaller Companies Fund...............   $  5,248,962   $   (5,247,821) $     (1,141)
Pacific Strategy Fund................   $     94,512   $      (89,941) $     (4,571)
Latin America Fund...................   $     49,556   $       14,883  $    (64,439)
Global Income Fund...................   $    215,143   $      337,331  $   (552,474)

Distributions in excess of tax basis earnings and profits will be reported in the Fund's financial statements as a return of capital. There were no distributions for the year ended December 31, 1995 that resulted in a return of capital. Furthermore, differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or in excess of accumulated net realized gains.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME--Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recorded on an accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Original issue discount and premium on debt securities is amortized using the yield to maturity method. Market discount on debt securities is amortized on a straight-line basis. Withholding taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the U.S.

ORGANIZATION EXPENSES--Organization expenses are being amortized on a straight line basis over a period of 60 months from commencement of operations of each Fund. In the event that any of the initial shares purchased by the Manager or its affiliated companies are redeemed during the amortization

-------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

period by any holder thereof, the Funds will be reimbursed for any remaining unamortized organization expenses in the same proportion as the number of initial shares redeemed bears to the total number of initial shares outstanding at the time of redemption.

EXPENSES--A significant portion of the Company's expenses are directly related to individual Funds. Expenses which are not readily attributable to a specific Fund are allocated in such manner as deemed equitable by the Company's Board of Directors, taking into consideration, among other things, the nature and type of expense. Operating expenses directly attributable to a class of shares of a Fund will be charged to the operations of that class. Expenses of the Fund not directly attributable to the operations of a specific class of shares are allocated pro rata to each class on the basis of the relative net assets of the respective classes, except for the expenses of the distribution plan and any incremental transfer agency costs which will be borne by Class B and Class C, respectively.

NOTE 2-MANAGEMENT FEES AND AFFILIATED SERVICE PROVIDERS
The Manager, pursuant to the terms of an investment management contract, provides all investment management services to the Funds. As compensation for these services, the Manager earns a monthly fee computed at an annual rate of 1.00% (0.75% for the Global Income Fund) of the value of the average daily net assets of each Fund. The Manager has agreed to waive a portion of its management fee and has agreed to bear a portion of each Fund's other ordinary operating expenses to the extent necessary to comply with the most stringent expense limits prescribed by any state in which the Fund's shares are offered for sale. The most stringent current state restrictions limit each Fund's allowable operating expenses (excluding interest, taxes, a portion of a Fund's 12b-1 distribution fee, a portion of a Fund's custodian fees attributable to investments in foreign securities, brokerage commissions and extraordinary expenses) in a fiscal year to 2.50% of the first $30 million of the average daily net assets of a Fund, 2.00% of the next $70 million of the average daily net assets of a Fund and 1.50% of the average daily net assets of a Fund in excess of $100 million. In addition to the state imposed expense limitations, the Manager has agreed to voluntarily waive a portion of its management fee and to reimburse a portion of the other operating expenses of the International Equity Fund, Emerging Markets Fund, Smaller Companies Fund, Pacific Strategy Fund, Latin America Fund, and Global Income

-------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Fund through December 31, 1995, to the extent that the Funds' annual ordinary operating expenses exceed 2.50%, 2.50%, 1.95%, 2.50%, 2.50%, and 1.75% of its average daily net assets, respectively.

The Manager has entered into a Subadvisory Agreement with Berkeley Capital Management (the "Subadvisor," formerly Govett Asset Management Company), whereby the Subadvisor provides day-to-day investment advisory services to the Smaller Companies Fund. For these services, the Manager pays to the Subadvisor an annual fee of 0.50% of the Smaller Companies Fund's average daily net assets. The Smaller Companies Fund does not compensate the Subadvisor directly for its subadvisory services.

On December 29, 1995, the sale of the Manager to John Govett Holdings Limited, a newly formed, majority-owned subsidiary of Allied Irish Banks p.l.c. ("AIB") was completed.

In connection with the sale, and subject to Fund shareholder approval, the directors of the Fund have approved (i) a new investment management agreement with the Manager, under its new ownership, for all of the Funds, and (ii) a new subadvisory agreement between the Manager and the Subadvisor. The Subadvisor was not purchased by AIB and, following the sale, changed its name to Berkeley Capital Management. No change in the portfolio management of any Fund or in the advisory fees paid by the Funds is expected to occur as a result of the sale. At December 31, 1995, the new management and subadvisory agreements were awaiting Fund shareholder approval. The Manager and the Subadvisor have each agreed that neither of them will be paid any advisory fees by the Funds with respect to the advisory services they will provide to the Funds during the period between the closing of the sale and the time the shareholders approve the agreements, and no such fees will be accrued with respect to such period of time. Similarly, each has agreed that during this period each will continue to honor all of the terms and conditions of their respective investment advisory agreements with the Funds. See also Note 11 below.

John Govett & Co. Limited, Berkeley Financial Services Limited (formerly Govett Financial Services Limited), and the Subadvisor were affiliated companies prior to the sale of John Govett & Co. Limited to AIB. No officer, director or employee of the Manager or its affiliates receives any compensation from

-------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the Company for serving as an officer or director of the Company. The compensation of unaffiliated directors of the Company is borne by the Company.

NOTE 3-DISTRIBUTION AGREEMENT/12B-1 PLAN
The Funds have adopted a Distribution and Service Plan (the "Plan") for their Class A shares pursuant to Rule 12b-1 of the 1940 Act. Van Kampen American Capital Distributors, Inc. (the "Distributor") serves as the distributor, or principal underwriter, of the Funds' shares. The Funds pay the Distributor a quarterly distribution fee equal to an annual rate of 0.50% (0.35% for the Global Income Fund) of the value of each Fund's average daily net assets, attributable to Class A shares, for providing ongoing distribution services and facilities to the Funds' Class A shares.

NOTE 4-LINE OF CREDIT
On June 5, 1995, the Company signed a letter of commitment with Chase Manhattan Bank ("Chase") to provide a 364 day committed line of credit to the Funds which was the basis for a Credit Agreement between the Funds and Chase dated December 1, 1995. Maximum loan amounts under the terms of the agreement are as follows:

                                                                      MAXIMUM LOAN
                                                                         AMOUNT
                                                                     ---------------
Emerging Markets Fund..............................................   $   6,000,000
Global Income Fund.................................................   $   5,000,000
International Equity Fund..........................................   $   3,000,000
Latin America Fund.................................................   $     250,000
Pacific Strategy Fund..............................................   $   1,000,000
Smaller Companies Fund.............................................   $  15,000,000

Borrowings under the agreement cannot exceed $30,250,000 in the aggregate. Interest on amounts loaned are calculated at the Chase New York Prime Rate plus 0.25% per annum. The Funds also pay to Chase a commitment fee of 0.20% per annum on the unused amount of the line of credit.

As of December 31, 1995, International Equity Fund had $354,935 outstanding under the Credit Agreement with Chase.

-------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

For the year ended December 31, 1995, the Funds had borrowings from Chase under the arrangement as follows:

                                AVERAGE       MAXIMUM
                                 DAILY      OUTSTANDING        AVERAGE      INTEREST
                                BALANCE      BORROWING*     INTEREST RATE    EXPENSE
                              -----------  --------------  ---------------  ---------
Smaller Companies...........  $    71,135  $   10,477,000          9.00%    $   6,675
Emerging Markets............      197,387       3,134,345          9.00%       18,463
Pacific Strategy............       33,610       1,221,399          9.00%        3,078
Latin America...............        8,827         399,453          9.00%          826
Global Income...............       45,141       5,037,713          9.00%        4,034
International Equity........       81,595       2,422,349          9.00%        7,466

Prior to the agreement with Chase, the Company had an uncommitted line of credit agreement with The First National Bank of Chicago ("First Chicago"). On December 19, 1995, the Fund terminated this credit agreement with First Chicago. For the period from January 1 to June 4, 1995, the Funds had borrowings under this arrangement as follows:

                                     AVERAGE     MAXIMUM
                                      DAILY    OUTSTANDING       AVERAGE       INTEREST
                                     BALANCE    BORROWING     INTEREST RATE     EXPENSE
                                    ---------  ------------  ---------------  -----------
Latin America Fund................  $   9,017   $  500,000           8.50%     $     779
Smaller Companies Fund............  $   5,453      914,000           8.50%           471

* INCLUDES OVERDRAFTS PERMITTED BY THE CUSTODIAN OUTSIDE THE COMMITTED LINE OF CREDIT, ON TERMS IDENTICAL TO THE LINE OF CREDIT.

-------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5-PURCHASES AND SALES OF SECURITIES
Costs of purchases and proceeds from sales of securities, excluding short-term obligations, for the year ended December 31, 1995, were as follows. Only the Global Income Fund had U.S. government securities transactions.

                                                    PURCHASES            SALES
                                                ------------------  ----------------
International Equity Fund.....................  $       29,114,211  $     34,640,128
                                                ------------------  ----------------
                                                ------------------  ----------------
Emerging Markets Fund.........................  $       84,854,710  $     81,396,482
                                                ------------------  ----------------
                                                ------------------  ----------------
Smaller Companies Fund........................  $    1,093,306,628  $    851,331,660
                                                ------------------  ----------------
                                                ------------------  ----------------
Pacific Strategy Fund.........................  $       18,164,177  $     18,587,781
                                                ------------------  ----------------
                                                ------------------  ----------------
Latin America Fund............................  $        5,835,673  $      6,397,600
                                                ------------------  ----------------
                                                ------------------  ----------------
Global Income Fund:
  U.S. Government securities..................  $       72,936,781  $     71,965,203
  Other investments...........................          22,623,561        38,908,288
                                                ------------------  ----------------
                                                $       95,560,342  $    110,873,491
                                                ------------------  ----------------
                                                ------------------  ----------------

-------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6-FUND SHARE TRANSACTIONS
The Company's Articles of Incorporation permit the Company's Board of Directors to establish separate series (or Funds) and to issue up to a total of three billion shares, with 250 million shares authorized for each Fund. Transactions in fund shares for the periods indicated below were as follows:

                                     INTERNATIONAL EQUITY
                                             FUND           EMERGING MARKETS FUND
                                    ----------------------  ----------------------
                                    YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                     12/31/95    12/31/94    12/31/95    12/31/94
                                    ----------  ----------  ----------  ----------
Shares sold.......................     938,909   3,612,741   5,899,218   7,321,426
Shares issued on reinvestment of
  distributions...................       2,020     473,878       3,905     759,382
Shares repurchased................  (1,585,336) (4,281,263) (5,481,043) (6,336,853)
                                    ----------  ----------  ----------  ----------
Net increase (decrease)...........    (644,407)   (194,644)    422,080   1,743,955
Fund Shares:
  Beginning of period.............   3,177,310   3,371,954   5,779,931   4,035,976
                                    ----------  ----------  ----------  ----------
  End of period...................   2,532,903   3,177,310   6,202,011   5,779,931
                                    ----------  ----------  ----------  ----------
                                    ----------  ----------  ----------  ----------

                                   SMALLER COMPANIES FUND   PACIFIC STRATEGY FUND
                                   -----------------------  ----------------------
                                   YEAR ENDED   YEAR ENDED  YEAR ENDED  YEAR ENDED
                                    12/31/95     12/31/94    12/31/95    12/31/94
                                   -----------  ----------  ----------  ----------
Shares sold......................   23,879,944   6,569,850   1,363,983   9,101,258
Shares issued on reinvestment of
  distributions..................    1,157,423     177,812      --          --
Shares repurchased...............  (11,779,342) (5,219,155) (1,474,634) (7,526,230)
                                   -----------  ----------  ----------  ----------
Net increase (decrease)..........   13,258,025   1,528,507    (110,651)  1,575,028
Fund Shares:
  Beginning of period............    4,032,796   2,504,289   1,575,038          10
                                   -----------  ----------  ----------  ----------
  End of period..................   17,290,821   4,032,796   1,464,387   1,575,038
                                   -----------  ----------  ----------  ----------
                                   -----------  ----------  ----------  ----------

-------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                      LATIN AMERICA FUND
                                    ----------------------    GLOBAL INCOME FUND
                                                  PERIOD    ----------------------
                                    YEAR ENDED    ENDED     YEAR ENDED  YEAR ENDED
                                     12/31/95   12/31/94*    12/31/95    12/31/94
                                    ----------  ----------  ----------  ----------
Shares sold.......................   1,078,726   2,072,545     506,309   3,373,572
Shares issued for acquisition of
  the net assets of the Govett
  Developing Markets Bond Fund
  (see Note 7)....................      --          --         101,651      --
Shares issued on reinvestment of
  distributions...................      --          44,821     235,489     380,697
Shares repurchased................  (1,230,104) (1,217,927) (2,348,046) (5,730,805)
                                    ----------  ----------  ----------  ----------
Net increase (decrease)...........    (151,378)    899,439  (1,504,597) (1,976,536)
Fund Shares:
  Beginning of period.............     899,439      --       6,096,537   8,073,073
                                    ----------  ----------  ----------  ----------
  End of period...................     748,061     899,439   4,591,940   6,096,537
                                    ----------  ----------  ----------  ----------
                                    ----------  ----------  ----------  ----------

*LATIN AMERICA FUND COMMENCED OPERATIONS ON MARCH 7, 1994.

NOTE 7-REORGANIZATION
On June 29, 1995, the Govett Global Income Fund completed the acquisition of the net assets of the Govett Developing Markets Bond Fund, pursuant to a plan of reorganization approved by the Developing Markets Bond Fund's shareholders on June 14, 1995. Shareholders of the Developing Markets Bond Fund received 0.6412 Class A shares of the Global Income Fund in exchange for one share of the Developing Markets Bond Fund. Before the merger, the Developing Markets Bond Fund had total net assets of $903,911 and the Global Income Fund had total net assets of $45,106,892. Following the merger, the Global Income Fund's total net assets were $46,010,863. After completion of this reorganization the operations of the Developing Markets Bond Fund were terminated. This transaction was taxable to the shareholders of the Developing Markets Bond Fund.

-------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 8-FEDERAL INCOME TAX COST
At December 31, 1995 the cost and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                                                          EMERGING       SMALLER
                                          INTERNATIONAL    MARKETS      COMPANIES
                                           EQUITY FUND      FUND          FUND
                                          -------------  -----------  -------------
Aggregate cost..........................   $25,871,481   $77,063,142  $ 359,577,012
                                          -------------  -----------  -------------
                                          -------------  -----------  -------------
Gross unrealized appreciation...........     3,369,282     5,239,725    116,965,170
Gross unrealized depreciation...........    (1,154,765)   (9,644,935)    (8,939,008)
                                          -------------  -----------  -------------
Net unrealized appreciation
  (depreciation)........................   $ 2,214,517   $(4,405,210) $ 108,026,162
                                          -------------  -----------  -------------
                                          -------------  -----------  -------------

                                              PACIFIC
                                             STRATEGY       LATIN        GLOBAL
                                               FUND      AMERICA FUND  INCOME FUND
                                            -----------  ------------  -----------
Aggregate cost............................  $12,152,717   $5,392,568   $39,426,778
                                            -----------  ------------  -----------
                                            -----------  ------------  -----------
Gross unrealized appreciation.............      738,281       67,790       469,722
Gross unrealized depreciation.............     (934,940)    (845,230)     (579,000)
                                            -----------  ------------  -----------
Net unrealized appreciation
  (depreciation)..........................  $  (196,659)  $ (777,440)  $  (109,278)
                                            -----------  ------------  -----------
                                            -----------  ------------  -----------

NOTE 9-FINANCIAL INSTRUMENTS
The Funds regularly trade financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to market risks, such as interest rates and foreign currency exchange rates. These financial instruments include forward currency exchange contracts and security forward commitments.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered. Security forward commitments involve purchasing or selling securities on a delayed delivery basis, which may be settled on their original terms or closed out with an offsetting transaction on or before the settlement date.

-------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The difference between the offsetting or closed out transactions is receivable or payable on the original settlement date. A summary of the security forward commitments at December 31, 1995 is shown on page 63. The forward foreign currency contracts at December 31, 1995 are as follows:

                       FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                            NET UNREALIZED
                          SETTLE                CONTRACTS TO                                 APPRECIATION
                           DATE     CURRENCY   DELIVER/RECEIVE  CURRENCY   IN EXCHANGE FOR  (DEPRECIATION)
                         ---------  ---------  ---------------  ---------  ---------------  --------------
INTERNATIONAL EQUITY FUND
SALES                      4/11/96     FRF           5,002,000     USD         1,021,943      $  (21,943)
                           9/24/96     JPY          98,900,000     USD           992,673           7,327
                          11/13/96     JPY         239,350,000     USD         2,416,741          83,259
                          11/13/96     JPY          94,850,000     USD           957,710          42,290
                          11/13/96     SKR           4,803,050     USD           707,577          (7,577)
                                                                                            --------------
                                                                                              $  103,356
                                                                                            --------------
                                                                                            --------------

GLOBAL INCOME FUND
PURCHASES                  2/16/96     USD           2,270,394     DEM         3,250,590      $  (29,606)
SALES                       1/5/96     TKL      69,500,000,000     USD         1,141,215          19,052
                           1/16/96     NZL             105,185     USD            68,661            (827)
                            3/8/96     AUD             202,842     USD           150,254            (617)
                                                                                            --------------
                                                                                              $  (11,998)
                                                                                            --------------
                                                                                            --------------
PACIFIC STRATEGY FUND
SALES                      1/12/96     MYR             609,360     USD           239,881      $      119
                           1/16/96     JPY         100,500,000     USD           975,485          24,515
                           1/16/96     JPY          30,666,000     USD           297,654           2,346
                                                                                            --------------
                                                                                              $   26,980
                                                                                            --------------
                                                                                            --------------

The principal amounts of each non-U.S. dollar denominated contract is stated in the currency in which the contract is denominated.

    AUD - Australian Dollar
    DEM - German Mark
    FRF - French Franc
    JPY - Japanese Yen
    MYR - Malaysian Ringgit
    NZL - New Zealand Dollar
    SKR - Swedish Krona
    TKR - Turkish Lira
    USD - U.S. Dollar

-------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 10-PORTFOLIO INVESTMENT RISKS
These risks and considerations may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

NOTE 11-SUBSEQUENT EVENT
On February 23, 1996 the shareholders of the Company will be asked to approve a new investment management contract between the Funds and the Manager as an affiliate of AIB. In addition, shareholders of the Smaller Companies Fund will also be asked to approve a new subadvisory contract between the Manager and Berkeley Capital Management.

 FEDERAL INCOME TAX INFORMATION -- SMALLER COMPANIES FUND CORPORATE SHAREHOLDERS -- QUALIFYING DIVIDEND (UNAUDITED)
 In 1995, 0.10% of the distributions taxable as ordinary income, as reported on Form 1099-DIV, qualifies for the dividends received deduction for corporations.

--------------------------------------------------------------------------------
  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
OF THE GOVETT FUNDS, INC.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Govett International Equity Fund, Govett Emerging Markets Fund, Govett Smaller Companies Fund, Govett Pacific Strategy Fund, Govett Latin America Fund, and Govett Global Income Fund (constituting The Govett Funds, Inc., hereafter referred to as the "Funds") at December 31, 1995, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
February 16, 1996

Van Kampen American Capital Distributors, Inc.
ONE PARKVIEW PLAZA
OAKBROOK TERRACE, ILLINOIS 60181

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